LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                           ENDED AUGUST 31, 2000

California Tax-Free Income Fund
Florida Tax-Free Income Fund
New York Tax-Free Income Fund
Ohio Tax-Free Income Fund

KEMPER STATE TAX-FREE
INCOME SERIES

   "... Municipal bond prices rebounded as U.S. economic growth slowed to a more sustainable pace. Throughout the year credit quality held firm in many states.
                                                                            ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
4
ECONOMIC OVERVIEW
8
MANAGEMENT TEAM
9
PERFORMANCE UPDATE
12
TERMS TO KNOW
13
CALIFORNIA'S PORTFOLIO STATISTICS AND PORTFOLIO OF INVESTMENTS
23
FLORIDA'S PORTFOLIO STATISTICS AND PORTFOLIO OF INVESTMENTS
29
NEW YORK'S PORTFOLIO STATISTICS AND PORTFOLIO OF INVESTMENTS

AT A GLANCE

 KEMPER STATE TAX-FREE INCOME FUNDS' TOTAL RETURNS
 FOR THE YEAR ENDED AUGUST 31, 2000 (UNADJUSTED FOR SALES CHARGE):

 CALIFORNIA
[BAR GRAPH]

                                                                             KEMPER CALIFORNIA TAX-     LIPPER CALIFORNIA TAX-FREE
                                                 KEMPER CALIFORNIA TAX-      FREE INCOME FUND CLASS       INCOME FUNDS CATEGORY
KEMPER CALIFORNIA TAX-FREE INCOME FUND CLASS A  FREE INCOME FUND CLASS B                C                        AVERAGE*
----------------------------------------------  ------------------------     ----------------------     --------------------------
7.97%                                                     7.14%                       7.34%                        6.47%

 FLORIDA
[BAR GRAPH]

                                                                                                         LIPPER FLORIDA TAX-FREE
                                                 KEMPER FLORIDA TAX-FREE     KEMPER FLORIDA TAX-FREE      INCOME FUNDS CATEGORY
KEMPER FLORIDA TAX-FREE INCOME FUND CLASS A        INCOME FUND CLASS B         INCOME FUND CLASS C              AVERAGE*
-------------------------------------------      -----------------------     -----------------------     -----------------------
6.15%                                                     5.32%                       5.34%                       4.86%

 NEW YORK
[BAR GRAPH]

                                                                              KEMPER NEW YORK TAX-      LIPPER NEW YORK TAX-FREE
                                                  KEMPER NEW YORK TAX-       FREE INCOME FUND CLASS       INCOME FUNDS CATEGORY
KEMPER NEW YORK TAX-FREE INCOME FUND CLASS A    FREE INCOME FUND CLASS B                C                       AVERAGE*
--------------------------------------------    ------------------------     ----------------------     ------------------------
6.50%                                                     5.60%                       5.64%                       5.29%

 OHIO
[BAR GRAPH]

                                                                                                          LIPPER OHIO TAX-FREE
                                                  KEMPER OHIO TAX-FREE        KEMPER OHIO TAX-FREE        INCOME FUNDS CATEGORY
KEMPER OHIO TAX-FREE INCOME FUND CLASS A           INCOME FUND CLASS B         INCOME FUND CLASS C              AVERAGE*
----------------------------------------          --------------------        --------------------        ---------------------
4.58%                                                     3.73%                       3.74%                       4.85%

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 NET ASSET VALUE

 CALIFORNIA

                                     AS OF     AS OF
                                    8/31/00   8/31/99
 .........................................................
    KEMPER CALIFORNIA TAX-FREE
    INCOME FUND CLASS A               $7.30     $7.10
 .........................................................
    KEMPER CALIFORNIA TAX-FREE
    INCOME FUND CLASS B               $7.31     $7.11
 .........................................................
    KEMPER CALIFORNIA TAX-FREE
    INCOME FUND CLASS C               $7.26     $7.05
 .........................................................

 FLORIDA

                                     AS OF     AS OF
                                    8/31/00   8/31/99
 .........................................................
    KEMPER FLORIDA TAX-FREE INCOME
    FUND CLASS A                      $9.85     $9.72
 .........................................................
    KEMPER FLORIDA TAX-FREE INCOME
    FUND CLASS B                      $9.83     $9.71
 .........................................................
    KEMPER FLORIDA TAX-FREE INCOME
    FUND CLASS C                      $9.83     $9.71
 .........................................................

 NEW YORK

                                     AS OF     AS OF
                                    8/31/00   8/31/99
 .........................................................
    KEMPER NEW YORK TAX-FREE
    INCOME FUND CLASS A              $10.39    $10.22
 .........................................................
    KEMPER NEW YORK TAX-FREE
    INCOME FUND CLASS B              $10.40    $10.23
 .........................................................
    KEMPER NEW YORK TAX-FREE
    INCOME FUND CLASS C              $10.38    $10.21
 .........................................................

 OHIO

                                     AS OF     AS OF
                                    8/31/00   8/31/99
 .........................................................
    KEMPER OHIO TAX-FREE INCOME
    FUND CLASS A                      $9.96     $9.97
 .........................................................
    KEMPER OHIO TAX-FREE INCOME
    FUND CLASS B                      $9.95     $9.97
 .........................................................
    KEMPER OHIO TAX-FREE INCOME
    FUND CLASS C                      $9.96     $9.97
 .........................................................

 CONTENTS
 35
 OHIO'S PORTFOLIO STATISTICS AND PORTFOLIO OF INVESTMENTS
 41
 FINANCIAL STATEMENTS
 45
 FINANCIAL HIGHLIGHTS
 53
 NOTES TO FINANCIAL STATEMENTS
 60
 REPORT OF INDEPENDENT AUDITORS
 61
 TAX INFORMATION
AT A GLANCE

 KEMPER TAX-FREE INCOME FUNDS' LIPPER RANKINGS AS OF 8/31/00*

 CALIFORNIA MUNICIPAL DEBT CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR              #10 of 109 funds      #44 of 109 funds      #35 of 109 funds
 ..........................................................................................
    5-YEAR              #28 of 85 funds       #65 of 85 funds       #72 of 85 funds
 ..........................................................................................
    10-YEAR             #12 of 40 funds             n/a                   n/a
 ..........................................................................................

 FLORIDA MUNICIPAL DEBT CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR               #9 of 64 funds       #25 of 64 funds       #24 of 64 funds
 ..........................................................................................
    5-YEAR              #20 of 54 funds       #47 of 54 funds       #46 of 54 funds
 ..........................................................................................

 NEW YORK MUNICIPAL DEBT CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR              #12 of 105 funds      #48 of 105 funds      #46 of 105 funds
 ..........................................................................................
    5-YEAR              #25 of 82 funds       #70 of 82 funds       #69 of 82 funds
 ..........................................................................................
    10-YEAR             #12 of 34 funds             n/a                   n/a
 ..........................................................................................

 OHIO MUNICIPAL DEBT CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR              #32 of 50 funds       #48 of 50 funds       #47 of 50 funds
 ..........................................................................................
    5-YEAR              #12 of 45 funds       #34 of 45 funds       #32 of 45 funds
 ..........................................................................................

*LIPPER, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. RANKINGS ARE HISTORICAL AND DO NOT REFLECT FUTURE PERFORMANCE.

 DIVIDEND REVIEW
 THE FOLLOWING TABLES SHOW PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUNDS AS OF AUGUST 31, 2000.

 CALIFORNIA

                            CLASS A   CLASS B   CLASS C
 ...........................................................
    ONE-YEAR INCOME:        $0.3440   $0.2902   $0.2893
 ...........................................................
    AUGUST DIVIDEND:        $0.0290   $0.0243   $0.0242
 ...........................................................
    ANNUALIZED
    DISTRIBUTION RATE:+       4.77%     4.00%     4.00%
 ...........................................................
    SEC YIELD:+               4.19%     3.62%     3.62%
 ...........................................................
    TAX EQUIVALENT YIELD:     7.33%     6.34%     6.34%
 ...........................................................
    BASED ON A MARGINAL TAX RATE OF 42.9% (COMBINED
    CALIFORNIA STATE AND FEDERAL INCOME TAX RATE)
 ...........................................................

 FLORIDA

                            CLASS A   CLASS B   CLASS C
 ...........................................................
    ONE-YEAR INCOME:        $0.4458   $0.3790   $0.3806
 ...........................................................
    AUGUST DIVIDEND:        $0.0372   $0.0319   $0.0319
 ...........................................................
    ANNUALIZED
    DISTRIBUTION RATE:+       4.53%     3.90%     3.90%
 ...........................................................
    SEC YIELD:+               4.17%     3.62%     3.62%
 ...........................................................
    TAX EQUIVALENT YIELD:     6.63%     5.76%     5.76%
 ...........................................................
    BASED ON A MARGINAL TAX RATE OF 37.1% (COMBINED
    FLORIDA STATE AND FEDERAL INCOME TAX RATE)
 ...........................................................

 NEW YORK

                            CLASS A   CLASS B   CLASS C
 ...........................................................
    ONE-YEAR INCOME:        $0.4690   $0.3841   $0.3870
 ...........................................................
    AUGUST DIVIDEND:        $0.0393   $0.0322   $0.0324
 ...........................................................
    ANNUALIZED
    DISTRIBUTION RATE:+       4.55%     3.71%     3.75%
 ...........................................................
    SEC YIELD:+               4.21%     3.66%     3.66%
 ...........................................................
    TAX EQUIVALENT YIELD:     7.54%     6.56%     6.56%
 ...........................................................
    BASED ON A MARGINAL INCOME TAX RATE OF 44.2%
    (COMBINED NEW YORK STATE AND FEDERAL INCOME TAX
    RATE)
 ...........................................................

 OHIO

                            CLASS A   CLASS B   CLASS C
 ...........................................................
    ONE-YEAR INCOME:        $0.4600   $0.3777   $0.3794
 ...........................................................
    AUGUST DIVIDEND:        $0.0376   $0.0307   $0.0310
 ...........................................................
    ANNUALIZED
    DISTRIBUTION RATE:+       4.53%     3.71%     3.74%
 ...........................................................
    SEC YIELD:+               3.95%     3.35%     3.37%
 ...........................................................
    TAX EQUIVALENT YIELD:     6.72%     5.70%     5.73%
 ...........................................................
    BASED ON A MARGINAL INCOME TAX RATE OF 41.2%
    (COMBINED OHIO STATE AND FEDERAL INCOME TAX RATE)
 ...........................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON AUGUST 31, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED AUGUST 31, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. TAX EQUIVALENT YIELD IS BASED ON THE FUND'S YIELD AND THE APPLICABLE FEDERAL AND STATE MARGINAL TAX RATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND, FOR SOME INVESTORS, A PORTION MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy put on more speed than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, we estimate that the economy grew at a rate of less 3 percent rate during the summer. It seems that expensive energy, currency volatility and more widespread profit problems, are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Everyone's talking about oil prices, and with good reason: They have a particularly pernicious history of disrupting the economy. Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of gross domestic product (GDP) as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and corporate treasurers are finding it easily. Banks increased business lending by 11.5 percent in the past year, and the bond markets are healthy, with only the lowest credit-quality companies experiencing any difficulty issuing bonds. Capital goods orders reflect executives' enthusiasm -- they've been accelerating since early in the year, and in August were up more than 15 percent compared to a year ago.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. Second, interest expense will surge (thanks to higher rates and all that new debt). Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (8/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.80                   6.30                   5.90                   4.80
Prime rate (2)                                  9.50                   9.00                   8.25                   8.50
Inflation rate (3)*                             3.30                   3.20                   2.30                   1.70
The U.S. dollar (4)                             8.40                   0.60                  -3.30                   4.10
Capital goods orders (5)*                      16.10                   8.40                   1.90                  15.60
Industrial production (5)*                      5.80                   5.30                   3.10                   4.40
Employment growth (6)                           1.90                   2.30                   2.20                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 8/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.
ECONOMIC OVERVIEW

  Fiscal policy is likely to be more stimulative no matter who wins the presidential election. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists aren't running for office. Politicians are. And inflation risk is about the last thing on the minds of politicians in the heat of their election campaigns. They want to win votes, and the time-tested way to do so is to make promises. Whatever their political differences, neither candidate is planning a lot of fiscal restraint. The good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest. And even then, each candidate's plan maintains a portion of the surplus stemming from Social Security receipts -- a surplus that should reach new heights in 2001.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement) rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers won't stay out of the shopping centers and restaurants for long. We expect consumer spending growth to move back above 3 percent by early next year and stay there.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, growth should pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but banks and the bond market are still lending freely. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of 2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF OCTOBER 5, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MANAGEMENT TEAM

                      KEMPER STATE TAX-FREE INCOME SERIES

                           PORTFOLIO MANAGEMENT TEAM

[BRENNAN PHOTO]
ELEANOR R. BRENNAN IS CO-LEAD PORTFOLIO MANAGER OF KEMPER CALIFORNIA, KEMPER FLORIDA AND KEMPER OHIO TAX-FREE INCOME FUNDS. BRENNAN JOINED THE FIRM IN 1995 AND IS A SENIOR VICE PRESIDENT. SHE RECEIVED HER B.A. IN ECONOMICS FROM URSINUS COLLEGE AND AN M.S. IN FINANCE FROM DREXEL UNIVERSITY.

[CAGGIANO PHOTO]
MATTHEW J. CAGGIANO IS A PORTFOLIO MANAGER OF KEMPER CALIFORNIA TAX-FREE INCOME FUND. HE HAS 10 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND JOINED SCUDDER KEMPER INVESTMENTS IN 1990.

[CONDON PHOTO]
PHILIP G. CONDON IS CO-LEAD PORTFOLIO MANAGER OF KEMPER CALIFORNIA, KEMPER FLORIDA, KEMPER NEW YORK AND KEMPER OHIO TAX-FREE INCOME FUNDS. HE HAS 24 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND JOINED THE FIRM IN 1983 AS A FIXED-INCOME ANALYST.

[GOODFIELD PHOTO]
ASHTON P. GOODFIELD IS CO-LEAD PORTFOLIO MANAGER FOR KEMPER NEW YORK TAX-FREE INCOME FUND. SHE IS A SENIOR VICE PRESIDENT WITH 14 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE. SHE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1986.

[WILSON PHOTO]
REBECCA L. WILSON IS A PORTFOLIO MANAGER FOR KEMPER FLORIDA AND KEMPER OHIO TAX-FREE INCOME FUNDS. SHE JOINED SCUDDER KEMPER INVESTMENTS IN 1986. SHE HAS 14

YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

PERFORMANCE UPDATE

MUNICIPAL BONDS HAVE FACED A CHALLENGING ENVIRONMENT SINCE AUGUST 1999. CAREFUL SECURITY SELECTION AND SAVVY CURVE POSITIONING IN A RISING-INTEREST-RATE ENVIRONMENT HELPED DELIVER ATTRACTIVE RESULTS. BELOW, THE MANAGEMENT TEAM DISCUSSES THE MARKET'S PERFORMANCE AND HOW KEMPER STATE TAX-FREE INCOME FUNDS ARE POSITIONED FOR THE YEAR AHEAD.

Q    HOW DID THE MUNICIPAL BOND MARKET BEHAVE DURING FISCAL YEAR 2000?

A     During the 12 months ended August 31, 2000, interest rates fluctuated sharply. Short-term rates rose while long-term rates fell. Strong U.S. economic growth prompted the Federal Reserve Board Open Market Committee to raise its short-term interest-rate target by 125 basis points (1.25 percentage points) to
6.50 percent during the period. By late summer, inflationary pressures appeared to ebb following a period that saw commodity moved prices upward while the nation's unemployment rate fell to 30-year lows.

  In the municipal bond market, the initial challenge in the summer of 1999 was to preserve capital as bond prices and investor demand fell. However, by the spring of 2000, municipal bond prices rebounded as U.S. economic growth slowed to a more sustainable pace. Throughout the year, credit quality held firm in many states, and rating services upgraded New York and California municipal debt.

  Shrinking new supplies of municipal debt created intense competition for attractively priced securities with above-average income and total return prospects. As of August 31, 2000, the volume of new issuance was down 20 percent from earlier levels in the year, to about $124 billion. California and Ohio had even larger percentage declines in new issuance for the period.

  Municipal bond yields fluctuated substantially during fiscal year 2000. The yield of the Bond Buyer Revenue Bond index, an unmanaged group of municipal bonds that vary in quality and maturity (see Terms To Know, on page 10), hit a five-year high of 6.35 percent in January. Bond prices then began to rise, and by August 31, the index's yield had fallen to 5.72 percent. Within the funds, we took advantage of a major shift in the shape of the municipal yield curve at the end of calendar year 1999 to increase income potential and build more call protection.

Q     HOW DID EACH KEMPER STATE TAX-FREE INCOME FUND PERFORM BETWEEN AUGUST 1999
AND AUGUST 2000?

A     It was a great year for Kemper California Tax-Free Income Fund and a strong year for Kemper New York Tax-Free Income Fund and Kemper Florida Tax-Free Income Fund. Results for Kemper Ohio Tax-Free Income Fund were more modest, reflecting market conditions and bond issuance patterns within the state.

  The California fund's 7.97 percent 12-month total return (as of August 31, 2000, for Class A Shares, unadjusted for a sales charge) substantially outpaced the average of the fund's peers and finished ahead of both the unmanaged Lehman Brothers Municipal Bond index (up 6.77 percent) and the unmanaged Lehman Brothers California Exempt Bond index (up 7.82 percent).* The New York and Florida funds' results also outpaced the average return of their respective peer groups for the 12 months ended August 31, 2000. The Ohio fund's fiscal-year return was slightly less than its peer-group average.

 * THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND LEHMAN BROTHERS CALIFORNIA EXEMPT BOND INDEX INCLUDE BONDS THAT VARY IN QUALITY AND MATURITY. THE CALIFORNIA INDEX INCLUDES ONLY CALIFORNIA BONDS, WHILE THE OTHER INDEX HAS BONDS FROM MANY STATES, INCLUDING CALIFORNIA. TO BE INCLUDED IN EITHER INDEX, A MUNICIPAL BOND MUST MEET THE FOLLOWING CRITERIA: A MINIMUM CREDIT RATING OF BBB, ISSUED AS A PART OF AN ISSUE OF AT LEAST $50 MILLION, ISSUED WITHIN THE LAST 5 YEARS, AND A MATURITY OF AT LEAST 2 YEARS. BONDS SUBJECT TO ALTERNATIVE MINIMUM TAX, VARIABLE-RATE BONDS AND ZERO-COUPON BONDS ARE EXCLUDED. INVESTORS CANNOT INVEST IN EITHER INDEX. INDEX RETURNS DO NOT REFLECT THE EXPENSES OF OPERATING AN ACTIVELY MANAGED MUTUAL FUND.

Q     WHY DID THE CALIFORNIA FUND PERFORM BETTER THAN OTHER STATES?

A     California bonds did particularly well in fiscal year 2000 because there was a high level of retail demand in California for municipal bonds from individual investors. The state also benefited from ratings upgrades for California's general obligation (GO) bond debt.

  Within Kemper California Tax-Free Income Fund, we capitalized on these trends and maintained a large portion of fund assets in bonds maturing in 12 to 20 years, the portion of the yield curve that benefited substantially from the municipal bond market's rebound. The fund finished the fiscal year

PERFORMANCE UPDATE

with results that were in the top 10 percent of its peer group, as shown in the Lipper Rankings table.

  California's economy is reaping the rewards of the nation's high-technology boom and strong debt management practices, according to Standard & Poor's. California's average annual rate of growth in personal income was 6.49 percent between December 1994 and December 1999, compared with 5.67 percent for the United States as a whole.** As technology stock volatility increased in the past year, especially for Internet-related companies, we believe some California investors harvested long-term capital gains from the sale of technology stocks and technology stock options. We've seen trading activity that suggests California residents are reinvesting the proceeds of such sales in state municipal bonds to diversify their portfolios, reduce risk and minimize income taxes. California has one of the nation's highest state income tax burdens.

** SOURCE: BLOOMBERG BUSINESS NEWS.

Q     WHAT HAPPENED IN NEW YORK AND FLORIDA DURING FISCAL YEAR 2000?

A     During the past year, New York's general obligation bonds were also upgraded amid strength in the state's economy, helping lift bond prices. Investor demand, while good, was not as robust as in California. Personal income growth in New York has lagged the national average over the past few years (see Economic Snapshot table). New York City is thriving thanks to Wall Street and global trade, but some areas upstate have not done as well. Larger employers such as Xerox and Kodak as well as smaller firms continue to cut back and/or relocate operations to areas with lower taxes and lower utility costs.

  Within Kemper New York Tax-Free Income Fund, we achieved 12-month results that were within the top 12 percent of the fund's peer group by focusing on bonds maturing within a 14- to 18-year range (see Lipper Rankings table). It was challenging to find a diverse mix of attractive municipal investments within the state's bond market last year because new issuance declined. Much of the new debt that came to market was state lease obligations, and we did not want to be too overweighted in this one area. During the past year, we also avoided New York bonds that were related to the tobacco industry settlement because of uncertainties surrounding this revenue stream.

  Within Kemper Florida Tax-Free Income Fund, we achieved 12-month results that were within the top 14 percent of the fund's peer group by focusing on bonds maturing within a range similar to that of the New York fund (see Lipper Rankings table). The volume of new Florida issuance, while down, did not decline as much as other states, providing us with an opportunity to reposition the portfolio to benefit from the bond market's rebound.

  In Florida, a stronger-than-average economy has helped support bond prices. As of July 31, the state's unemployment rate of 3.7 percent was lower than the national average, while personal income growth between 1994 and 1999 was higher than average. The state's growth also fuels a need for more road, school and sewer-related bond issues. This past year, Florida officials won praise from rating agencies for a study that systematically evaluated the impact of Florida's growth-related bonding programs on its financial health. The study found that the state's annual tax revenues are likely to grow 52 percent through 2009, from $21 billion to $32 billion, and recommended an increase in Florida's budget reserve. In July, Standard & Poor's said,"This type of analysis is viewed positively from a credit standpoint."

Q     WHY WERE RESULTS FOR KEMPER OHIO TAX-FREE INCOME FUND MORE MODEST THAN THE
OTHER THREE SINGLE-STATE FUNDS?

A     The Ohio portfolio reflected the fact that the bulk of the state's municipalities issue bonds in the shorter maturity range, an area of the yield curve that did not do particularly well last year, especially in comparison with bonds in the 10- to 20-year range. The scarcity of new issuance, coupled with the small size of the fund relative to its Ohio peer group and the other three Kemper funds, made security selection and portfolio diversification challenging.

Q     THIS PAST WINTER, THE TREASURY BEGAN BUYING BACK SOME LONG-TERM DEBT AND
HELD FEWER AUCTIONS. WHAT EFFECT DID THIS HAVE ON MUNICIPAL BONDS?

A     The Treasury buyback news helped generate a welcome rally after several months of depressed municipal bond prices. In February, the Treasury said it plans to buy back 30-year government bonds and reduce auctions all along the maturity spectrum.

  This past winter, the difference in income potential between short-term and long-term municipal securities was steep compared with Treasuries. We used this development to

PERFORMANCE UPDATE

reposition the portfolios with more longer-term bonds selling at a discount. This helped the funds capture additional total return potential as the market rebounded in the spring.

Q     WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET?

A     The environment for municipal bonds has improved substantially since mid-1999. First, we doubt that the Federal Reserve will need to raise interest rates further in the coming months, since U.S. economic growth has moderated. At the same time, overall municipal bond credit quality remains solid, especially in comparison with U.S. corporate bonds. In a July report, Standard & Poor's said, "It is reasonable to be optimistic that the United States' recent good economic fortune is shaping public policy in a way that will support the rise in state and local government credit quality for years to come."

  Even though bond prices have risen, we still believe the municipal market provides strong long-term value, as tax-equivalent yields were at attractive levels for investors in the highest brackets as of August 31, 2000. California isn't the only place where people have faced high income taxes in recent years, and we are hopeful that more equity investors may look to municipal bonds to reduce income taxes and portfolio volatility.

  Historically, California has been regarded as a pacesetter for what happens in the rest of the country. We hope this will hold true for municipal bonds and that the apparent pattern of asset reallocation to tax-exempt debt that we have seen anecdotally in the Golden State will spread to other states.

  Finally, we think it worth noting that the 6.77 percent return of the Lehman Brothers Municipal Bond index outpaced the 5.17 percent total return of the Dow Jones Industrial Average for the 12 months ended August 31, 2000. While such an occurrence is rare and is unlikely to be repeated over the long term, we think it illustrates the continuing valuable role that municipal bonds can play in a diverse portfolio.

 STATE ECONOMIC AND BOND MARKET SNAPSHOT (DATA AS OF 8/31/00)

                               PERSONAL INCOME      GO BOND   10-YEAR GO     VOLUME OF     UNEMPLOYMENT RATE   REGIONAL CONSUMER
                            GROWTH RATE 1994-1999   RATING    BOND YIELD   BOND ISSUANCE      AS OF 7/00       PRICES SINCE 1983
    CALIFORNIA                      6.49%           AA3/AA-        4.65%      -27.9%             5.0%                +79%
 ....................................................................................................................................
    FLORIDA                         6.16%           AA2/AA+        4.80%       -3.3%             3.7%                +68%
 ....................................................................................................................................
    NEW YORK                        4.94%             A2/A+        4.78%       -4.7%             4.2%                +83%
 ....................................................................................................................................
    OHIO                            5.01%           AA1/AA+        4.89%      -34.2%             4.1%                +68%
 ....................................................................................................................................

SOURCES: BLOOMBERG BUSINESS NEWS, THE BOND BUYER, MOODY'S INVESTORS SERVICE, STANDARD & POOR'S, U.S. DEPARTMENT OF LABOR. YIELDS AND RATINGS SHOWN ARE NOT INTENDED TO PRESENT THE YIELDS OR AVERAGE QUALITY OF ANY KEMPER FUND. BOND ISSUANCE REFLECTS DATA FOR EIGHT MONTHS ENDED AUGUST 2000. CALIFORNIA CONSUMER PRICES ARE FOR THE SAN FRANCISCO AREA.

 CURRENT STATE INCOME TAX RATES

FOR TAXPAYERS IN THE 39.6% FEDERAL BRACKET

                                                                                       RANKING AMONG STATES
                                                                    HIGHEST RATE      (1 = HIGHEST TAX RATE)
    CALIFORNIA                                                         9.30%                    4TH
 ..................................................................................................................
    FLORIDA                                                             NONE                     --
 ..................................................................................................................
    NEW YORK                                                           6.85%                   16TH
 ..................................................................................................................
    OHIO                                                               7.23%                   15TH
 ..................................................................................................................

SOURCE: BLOOMBERG BUSINESS NEWS. RATES MAY BE AFFECTED BY PAYMENT OF THE ALTERNATIVE MINIMUM TAX. WHILE FLORIDA HAS NO STATE INCOME TAX, IT HAS A GRADUATED INTANGIBLES TAX BASED ON ASSET VALUES. NEW YORK TAX RATE AND RELATIVE TAX BURDEN ARE HIGHER IN NEW YORK CITY, WHICH HAS ITS OWN INCOME TAX.

TERMS TO KNOW

BOND RATING A grade assigned by a credit-rating agency to a corporate or municipal debt security, based on the borrower's expected ability to repay. The higher the grade, the lower the interest rate a borrower will usually pay. The two major credit rating firms are Moody's Investors Service, Inc. and Standard & Poor's.

DURATION A measure, in years, of the interest-rate sensitivity of a portfolio, incorporating time-to-maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest-rate changes.

REVENUE BOND INDEX (RBI) The RBI is the average yield on 25 revenue bonds with 30-year maturities generally rated single "A," compiled by THE BOND BUYER, a daily newspaper that reports on the municipal bond market.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as an annualized percentage of the maximum offering price of the fund's shares at the end of the period.

PERFORMANCE UPDATE

KEMPER CALIFORNIA TAX-FREE INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED AUGUST 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                             1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------------
    KEMPER CALIFORNIA TAX-FREE INCOME FUND
    CLASS A                                   3.18%    4.98%    6.73%        8.12%       (since 2/17/83)
 .........................................................................................................
    KEMPER CALIFORNIA TAX-FREE INCOME FUND
    CLASS B                                   4.14     4.95      n/a         5.41        (since 5/31/94)
 .........................................................................................................
    KEMPER CALIFORNIA TAX-FREE INCOME FUND
    CLASS C                                   7.34     5.01      n/a         5.29        (since 5/31/94)
 .........................................................................................................

[LINE GRAPH LINE GRAPH KEMPER CALIFORNIA TAX-FREE INCOME FUND CLASS A]

                                                 KEMPER CALIFORNIA TAX-
                                                 FREE INCOME FUND CLASS          LEHMAN BROTHERS
                                                           A1                 MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
2/28/83                                                  9556.00                    10000.00                    10000.00
                                                         9895.00                    10242.00                    10347.00
                                                        10679.00                    11323.00                    10756.00
                                                        13028.00                    13591.00                    11164.00
                                                        15428.00                    16216.00                    11287.00
                                                        16063.00                    16460.00                    11788.00
12/31/88                                                17271.00                    18132.00                    12308.00
                                                        19251.00                    20087.00                    12880.00
                                                        20540.00                    21553.00                    13667.00
                                                        22886.00                    24170.00                    14086.00
                                                        24772.00                    26301.00                    14494.00
                                                        27890.00                    29532.00                    14893.00
12/31/94                                                26360.00                    28016.00                    15291.00
                                                        31494.00                    32894.00                    15679.00
                                                        32432.00                    34351.00                    16200.00
                                                        35210.00                    37508.00                    16476.00
                                                        37328.00                    39939.00                    16742.00
                                                        35948.00                    39115.00                    17191.00
8/31/00                                                 39300.00                    42078.00                    17634.00

[LINE GRAPH KEMPER CALIFORNIA TAX-FREE INCOME FUND CLASS B]

                                                 KEMPER CALIFORNIA TAX-
                                                 FREE INCOME FUND CLASS          LEHMAN BROTHERS
                                                           B1                 MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9945.00                     9942.00                    10034.00
                                                         9760.00                     9868.00                    10149.00
                                                        10662.00                    10816.00                    10339.00
                                                        11576.00                    11586.00                    10407.00
6/30/96                                                 11273.00                    11534.00                    10624.00
                                                        11818.00                    12099.00                    10753.00
                                                        12070.00                    12486.00                    10868.00
                                                        12724.00                    13211.00                    10936.00
                                                        12948.00                    13566.00                    11051.00
12/31/98                                                13379.00                    14067.00                    11112.00
                                                        13068.00                    13948.00                    11268.00
                                                        12776.00                    13777.00                    11410.00
                                                        13421.00                    14396.00                    11681.00
8/31/00                                                 13894.00                    14821.00                    11704.00

[LINE GRAPH KEMPER CALIFORNIA TAX-FREE INCOME FUND CLASS C]

                                                 KEMPER CALIFORNIA TAX-
                                                 FREE INCOME FUND CLASS          LEHMAN BROTHERS
                                                           C1                 MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9933.00                     9942.00                    10034.00
                                                         9754.00                     9868.00                    10149.00
                                                        10657.00                    10816.00                    10339.00
                                                        11556.00                    11586.00                    10407.00
6/30/96                                                 11236.00                    11534.00                    10624.00
                                                        11782.00                    12099.00                    10753.00
                                                        12047.00                    12486.00                    10868.00
                                                        12648.00                    13211.00                    10936.00
                                                        12851.00                    13566.00                    11051.00
12/31/98                                                13281.00                    14067.00                    11112.00
                                                        12938.00                    13948.00                    11268.00
                                                        12662.00                    13777.00                    11410.00
                                                        13324.00                    14396.00                    11681.00
8/31/00                                                 13797.00                    14821.00                    11704.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

* AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 4.5%. FOR CLASS B
  SHARES, THE MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE IS 4%. CLASS C
  SHARES HAVE NO SALES ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. AVERAGE ANNUAL
  RETURN REFLECTS ANNUALIZED CHANGE,
  WHILE TOTAL RETURN REFLECTS AGGREGATE
  CHANGE. DURING THE PERIODS NOTED,
  SECURITIES PRICES FLUCTUATED. FOR
  ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS, STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING THE KEMPER STATE TAX-FREE
    INCOME FUNDS WITH THE LEHMAN
    BROTHERS MUNICIPAL BOND INDEX, YOU
    SHOULD NOTE THAT THE FUNDS'
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGES, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDEX.

 +THE LEHMAN BROTHERS MUNICIPAL BOND
  INDEX INCLUDES APPROXIMATELY 15,000
  BONDS. TO BE INCLUDED IN THE INDEX A
  MUNICIPAL BOND MUST MEET THE FOLLOWING
  CRITERIA: A MINIMUM CREDIT RATING OF
  BBB, HAVE BEEN ISSUED AS A PART OF AN
  ISSUE OF AT LEAST $50 MILLION, HAVE
  BEEN ISSUED WITHIN THE LAST 5 YEARS,
  AND HAVE A MATURITY OF AT LEAST 2
  YEARS. BONDS SUBJECT TO ALTERNATIVE
  MINIMUM TAX, VARIABLE-RATE BONDS AND
  ZERO-COUPON BONDS ARE EXCLUDED FROM
  THE INDEX. SOURCE: WIESENBERGER(R).

++THE CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. IT IS
  GENERALLY CONSIDERED TO BE A MEASURE
  OF INFLATION. SOURCE: WIESENBERGER(R).

PORTFOLIO STATISTICS

KEMPER CALIFORNIA TAX-FREE INCOME FUND

          PORTFOLIO COMPOSITION*        ON 8/31/00              ON 8/31/99
    REVENUE BONDS                           69%                     77%
 .................................................................................
    U.S. GOVERNMENT SECURED                 15                      11
 .................................................................................
    GENERAL OBLIGATION BONDS                16                      12
---------------------------------------------------------------------------------
                                           100%                    100%

[PIE CHART]

                 QUALITY                ON 8/31/00              ON 8/31/99
    AAA                                     63%                     65%
 .................................................................................
    AA                                       7                       7
 .................................................................................
    A                                       10                      13
 .................................................................................
    BBB                                     10                      10
 .................................................................................
    NOT RATED                               10                       5
---------------------------------------------------------------------------------
                                           100%                    100%

[PIE CHART]

            YEARS TO MATURITY           ON 8/31/00              ON 8/31/99
    1-10 YEARS                              54%                     48%
 .................................................................................
    11-20 YEARS                             36                      43
 .................................................................................
    +21 YEARS                               10                       9
---------------------------------------------------------------------------------
                                           100%                    100%

[PIE CHART]

       INTEREST RATE SENSITIVITY      ON 8/31/00               ON 8/31/99
    AVERAGE DURATION                   7.4 years                7.7 years
 .................................................................................
    AVERAGE MATURITY                  10.5 years               14.2 years
---------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

CALIFORNIA TAX-FREE INCOME FUND
Portfolio of Investment at August 31, 2000

                                ISSUER                                             PRINCIPAL AMOUNT      VALUE
SHORT-TERM MUNICIPAL INVESTMENTS--1.2%
----------------------------------------------------------------------------------------------------------------------
                     (c)Irvine Ranch Water District, CA, General Obligation,
                       Variable Rate Demand Note, 3.350%, 06/01/2015               $      4,800,000   $  4,800,000
                     -------------------------------------------------------------------------------------------------
                     (c)Orange County, CA, Certificate of Participation, Variable
                       Rate Demand Note, 3.650%, 08/01/2015                               3,335,000      3,335,000
                     -------------------------------------------------------------------------------------------------
                     (c)Orange County, CA, Municipal Water District, Certificate
                       of Participation, Variable Rate Demand Note, 3.750%,
                       08/15/2015                                                         1,600,000      1,600,000
                     -------------------------------------------------------------------------------------------------
                     TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                     (Cost $9,735,000)                                                                $  9,735,000
                     -------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL INVESTMENTS--98.8%
----------------------------------------------------------------------------------------------------------------------
                     Benicia, CA, Unified School District, General Obligation,
                       Series A:
                       zero coupon, 08/01/2017                                            1,735,000        709,667
                       zero coupon, 08/01/2018                                            1,510,000        578,723
                     -------------------------------------------------------------------------------------------------
                     (d)Big Bear Lake, CA, Water Revenue, Rites-PA 597A Inverse
                       Floater: 10.19%, 04/01/2015                                        1,700,000      2,103,325
                       10.17%, 04/01/2022                                                 6,750,000      8,056,935
                     -------------------------------------------------------------------------------------------------
                     Burbank, CA, Unified School District, General Obligation,
                       Series B zero coupon:
                       08/01/2011                                                         2,500,000      1,496,725
                       08/01/2012                                                         1,500,000        844,920
                       08/01/2013                                                         3,225,000      1,707,315
                       08/01/2014                                                         3,000,000      1,489,500
                     -------------------------------------------------------------------------------------------------
                     California Educational Facilities Authority, University of
                       San Diego, Revenue, zero coupon, 10/01/2014                        1,470,000        723,754
                     -------------------------------------------------------------------------------------------------
                     California Educational Facilities Authority, University of
                       San Francisco, Revenue, 6.000%, 10/01/2016                         6,640,000      7,149,819
                     -------------------------------------------------------------------------------------------------
                     (b)California Educational Facilities Authority, Mills
                       College, Revenue, Prerefunded 09/01/2002, 6.875%,
                       09/01/2022                                                         1,775,000      1,905,302
                     -------------------------------------------------------------------------------------------------
                     California Educational Facilities Authority Revenue, zero
                       coupon, 10/01/2024                                                 2,500,000        658,800
                     -------------------------------------------------------------------------------------------------
                     California Health Facilities Authority, Kaiser Permanente,
                       Revenue, Series A:
                       zero coupon, 10/01/2009                                            7,140,000      4,717,541
                     (b)  Prerefunded 12/01/2000, 7.000% 12/01/2010                       3,550,000      3,646,098
                     -------------------------------------------------------------------------------------------------
                     California Health Facilities Finance Authority, Adventist
                       Health System West, Revenue Series B:
                       6.500%, 03/01/2007                                                 3,750,000      3,865,875
                       6.500%, 03/01/2011                                                 2,000,000      2,059,280
                     -------------------------------------------------------------------------------------------------
                     California Health Facilities Finance Authority, Insured
                       Health Facilities, Small Facilities Loan, Revenue, Series
                       A, 6.700%, 03/01/2011                                              1,200,000      1,255,332
                     -------------------------------------------------------------------------------------------------
                     (b)California Health Facilities Finance Authority, Southern
                       California Presbyterian, Revenue, Prerefunded 06/01/2001,
                       6.700%, 06/01/2011                                                 2,000,000      2,077,800
                     -------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                        PRINCIPAL AMOUNT      VALUE
                     (b)California Health Facilities Finance Authority, San
                       Francisco Children's Hospital, Revenue, Series A,
                       Prerefunded 10/01/2000, 7.500%, 10/01/2020                  $      3,600,000   $  3,682,116
                     -------------------------------------------------------------------------------------------------
                     California Housing Finance Agency, Home Mortgage Revenue,
                       Series F-1, 6.875%, 08/01/2015                                    10,905,000     11,329,968
                     -------------------------------------------------------------------------------------------------
                     California Pollution Control Financing Authority, Solid
                       Waste Disposal Revenue, Canadian Fibre of Riverside PJ,
                       Series 1997 A, AMT, 9.000%, 07/01/2019                             6,750,000      6,174,967
                     -------------------------------------------------------------------------------------------------
                     California Resource Efficiency Financing Authority, Capital
                       Improvements Program, Certificates of Participation:
                       6.000%, 04/01/2012                                                 1,685,000      1,905,448
                       5.500%, 04/01/2017                                                 4,285,000      4,437,375
                     -------------------------------------------------------------------------------------------------
                     California State Colleges and Universities, College and
                       University Improvements, Revenue, 6.750%, 11/01/2009               1,515,000      1,551,936
                     -------------------------------------------------------------------------------------------------
                     California State Colleges and Universities, Housing System,
                       Revenue: 5.650%, 11/01/2012                                        8,110,000      8,658,966
                       5.700%, 11/01/2013                                                 5,000,000      5,329,300
                     -------------------------------------------------------------------------------------------------
                     California State Public Works Board, Department of
                       Corrections, Lease Revenue, Series A:
                       7.400%, 09/01/2010                                                 3,365,000      4,159,544
                       5.750%, 01/01/2012                                                 5,145,000      5,523,929
                       5.000%, 09/01/2018                                                11,000,000     10,738,530
                     -------------------------------------------------------------------------------------------------
                     California Statewide Communities Development Authority,
                       Cedars-Sinai Medical Center, Certificates of
                       Participation, 6.500%, 08/01/2012                                 20,205,000     22,393,808
                     -------------------------------------------------------------------------------------------------
                     California Statewide Communities Development Authority,
                       Certificate of Participation, The Internext Group:
                       5.375%, 04/01/2017                                                 1,000,000        923,010
                       5.375%, 04/01/2030                                                18,000,000     15,734,700
                     -------------------------------------------------------------------------------------------------
                     California Statewide Communities Development Authority,
                       Catholic Healthcare West, 6.500%, 07/01/2020                       5,500,000      5,580,520
                     -------------------------------------------------------------------------------------------------
                     Carlsbad, CA, Unified School District, General Obligation,
                       zero coupon, 11/01/2018                                            3,050,000      1,153,418
                     -------------------------------------------------------------------------------------------------
                     Carson, CA, Redevelopment Agency, Redevelopment Project No.
                       1, Tax Allocation, Series B, 6.000%, 10/01/2016                    3,350,000      3,443,364
                     -------------------------------------------------------------------------------------------------
                     (b)Central Valley, CA, Financing Authority, Cogeneration
                       Project, Revenue, Prerefunded 07/01/2003, 6.100%,
                       07/01/2013                                                         8,700,000      9,326,400
                     -------------------------------------------------------------------------------------------------
                     Concord, CA, Redevelopment Agency, Tax Allocation, Series 3,
                       8.000%, 07/01/2018                                                    40,000         40,482
                     -------------------------------------------------------------------------------------------------
                     (e)Contra Costa County, CA, GNMA Mortgage Backed Securities
                       Program, Home Mortgage, ETM, Revenue, 7.750%, 05/01/2022           2,715,000      3,382,890
                     -------------------------------------------------------------------------------------------------
                     Corona, CA, Community Facilities District, Special Tax,
                       Series 90-1-A, 5.500%, 09/01/2015                                  9,240,000      9,869,798
                     -------------------------------------------------------------------------------------------------
                     Corona-Norco, CA, Unified School District Public Financing
                       Authority, Community Facilities District, Special Tax
                       Revenue, Series A, 5.750%, 09/01/2014                              2,750,000      2,941,647
                     -------------------------------------------------------------------------------------------------
                     El Dorado County, CA, Public Agency Financing Authority,
                       Revenue, 5.600%, 02/15/2012                                        6,000,000      6,405,000
                     -------------------------------------------------------------------------------------------------
                     Emeryville, CA, Public Financing Authority, Redevelopment
                       Project, Revenue, Series A:
                       6.500%, 05/01/2021                                                 6,315,000      6,528,005
                     (b)  Prerefunded 05/01/2002, 6.500%, 05/01/2021                      3,940,000      4,171,751
                     -------------------------------------------------------------------------------------------------
                     Escondido, CA, High School District, zero coupon, 11/01/2017         5,500,000      2,250,050
                     -------------------------------------------------------------------------------------------------
                     (e)(f)Escondido, CA, Unified High School District, ETM,
                       General Obligation, zero coupon, 11/01/2020                        7,000,000      2,373,770
                     -------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                        PRINCIPAL AMOUNT      VALUE
                     Escondido, CA, Unified High School District, General
                       Obligation, zero coupon:
                       05/01/2015                                                  $      3,165,000   $  1,491,759
                       05/01/2016                                                         3,335,000      1,472,903
                     -------------------------------------------------------------------------------------------------
                     Fontana, CA, Public Financing Authority, Tax Allocation
                       Revenue, 7.050%, 09/01/2021                                        3,900,000      4,016,376
                     -------------------------------------------------------------------------------------------------
                     Foothill-DeAnza, CA, Community College, 6.000%, 08/01/2013           1,105,000      1,234,539
                     -------------------------------------------------------------------------------------------------
                     Foothill-DeAnza, CA, Community College, General Obligation,
                       6.000%, 08/01/2012                                                 1,610,000      1,809,704
                     -------------------------------------------------------------------------------------------------
                     (b)Foothill-DeAnza, CA, Community College District, De-Anza
                       Campus Center Project, Certificates of Participation,
                       Prerefunded:
                       09/01/2003, 7.350%, 03/01/2007                                     1,540,000      1,644,166
                       06/01/2001, 7.875%, 06/01/2021                                     3,950,000      4,140,271
                     -------------------------------------------------------------------------------------------------
                     Foothill/Eastern Corridor Agency, CA, Toll Road Revenue,
                       Series A:
                     (b)  Prerefunded 01/01/2010, 6.000%, 01/01/2016                     11,000,000     12,374,890
                     (b)  Prerefunded 01/01/2007, 6.500%, 01/01/2032                     10,000,000     11,293,400
                     (b)  Prerefunded 01/01/2007, 6.000%, 01/01/2034                      3,350,000      3,690,862
                     (e)  ETM, zero coupon, 01/01/2014                                    2,000,000      1,022,580
                     -------------------------------------------------------------------------------------------------
                     Foothill/Eastern Corridor Agency, CA, Toll Road Revenue:
                       zero coupon, 01/15/2017                                            4,500,000      1,834,335
                       zero coupon, 01/15/2018                                            6,250,000      2,388,625
                       zero coupon, 01/15/2025                                           10,000,000      2,320,200
                       zero coupon, 01/15/2026                                            3,750,000      2,149,012
                       5.000%, 01/01/2035                                                10,000,000      9,358,200
                     -------------------------------------------------------------------------------------------------
                     (e)Foothill/Eastern Corridor Agency, CA, Toll Road Revenue,
                       ETM:
                       zero coupon, 01/18/2018                                           10,000,000      3,954,200
                       zero coupon, 01/01/2020                                            5,000,000      1,746,550
                     -------------------------------------------------------------------------------------------------
                     (b)Fresno, CA, Health Facilities Authority, Holy Cross
                       Health System, Revenue:
                       Prerefunded 06/01/2002, 6.500%, 06/01/2011                         1,500,000      1,589,730
                       Prerefunded 06/01/2002, 6.625%, 06/01/2021                         2,000,000      2,125,580
                     -------------------------------------------------------------------------------------------------
                     Fresno, CA, Unified School District, General Obligation,
                       Series A, 6.400%, 08/01/2016                                       2,000,000      2,346,300
                     -------------------------------------------------------------------------------------------------
                     Hawthorne, CA, Community Redevelopment Agency, Redevelopment
                       Project Area 2, Tax Allocation, 6.625%, 09/01/2014                 2,000,000      2,117,920
                     -------------------------------------------------------------------------------------------------
                     Hollister CA, Joint Powers Financing Authority, Sewer System
                       Improvement Project, Revenue, 5.750%, 12/01/2011                   3,815,000      3,903,813
                     -------------------------------------------------------------------------------------------------
                     Inglewood, CA, Civic Center Improvement Project,
                       Certificates of Participation:
                       7.000%, 08/01/2011                                                 2,500,000      2,614,375
                       7.000%, 08/01/2019                                                 5,200,000      5,437,900
                       6.500%, 08/01/2021                                                 1,825,000      1,900,354
                     -------------------------------------------------------------------------------------------------
                     (b)Inglewood, CA, Public Financing Authority, Revenue:
                       Series B, Prerefunded 05/01/2002, 7.000%, 05/01/2022               7,990,000      8,410,673
                       Series C, Prerefunded 05/01/2002, 7.000%, 05/01/2022                 890,000        941,380
                     -------------------------------------------------------------------------------------------------
                     Kern, CA, High School District, General Obligation, Series
                       A, 6.400%, 08/01/2012                                              3,095,000      3,610,844
                     -------------------------------------------------------------------------------------------------
                     Laguna Salada CA Unified School District, General
                       Obligation:
                       Series B, zero coupon, 08/01/2019                                  2,765,000        993,464
                       Series B, zero coupon, 08/01/2020                                  2,000,000        676,800
                     -------------------------------------------------------------------------------------------------
                     Las Virgenes, CA, Unified School District, General
                       Obligation: Series A, zero coupon, 11/01/2013                      2,150,000      1,124,300
                       Series A, zero coupon, 11/01/2014                                  1,050,000        514,805
                       Series A, zero coupon, 11/01/2015                                  1,275,000        585,722
                     -------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                        PRINCIPAL AMOUNT      VALUE
                     (b)Lemon Grove, CA, Community Development Agency, Lemon
                       Grove Redevelopment Project, Tax Allocation, Prerefunded
                       08/01/2002:
                       6.650%, 08/01/2006                                          $        250,000   $    266,803
                       6.900%, 08/01/2020                                                 2,250,000      2,411,235
                     -------------------------------------------------------------------------------------------------
                     (d)Long Beach, CA, Harbor Revenue Inverse Floater:
                       7.850%, 05/15/2016                                                 4,215,000      5,061,035
                       6.000%, 05/15/2018                                                 4,000,000      4,369,480
                       7.850%, 05/15/2019                                                 5,300,000      6,232,270
                     -------------------------------------------------------------------------------------------------
                     Los Angeles County, CA, Metropolitan Transportation
                       Authority, Sales Tax Revenue, Series A:
                       4.750%, 07/01/2017                                                 4,610,000      4,356,588
                       4.750%, 07/01/2019                                                 5,060,000      4,671,038
                     -------------------------------------------------------------------------------------------------
                     Los Angeles, CA, Harbor Department Revenue, Series B,
                       6.250%, 08/01/2026                                                 2,320,000      2,457,878
                     -------------------------------------------------------------------------------------------------
                     Los Angeles, CA, University School District 5.625%:
                       07/01/2015                                                         4,115,000      4,376,673
                       07/01/2016                                                        10,655,000     11,264,040
                       07/01/2017                                                         3,500,000      3,680,530
                       07/01/2018                                                         5,990,000      6,265,720
                     -------------------------------------------------------------------------------------------------
                     (b)Los Angeles, CA, Convention and Exhibition Center
                       Authority, Certificates of Participation, Prerefunded
                       12/01/2005, 9.000%, 12/01/2020                                     1,000,000      1,232,160
                     -------------------------------------------------------------------------------------------------
                     Los Angeles, CA, Department of Airports, Ontario
                       International Airport, Revenue, Series A, 5.900%,
                       05/15/2012                                                         3,290,000      3,499,507
                     -------------------------------------------------------------------------------------------------
                     Los Angeles, CA, Unified School District, General
                       Obligation, Series A, 5.000%, 07/01/2021                          14,000,000     13,515,880
                     -------------------------------------------------------------------------------------------------
                     (d)Los Angeles, CA, Unified School District, Inverse
                       Floater:
                       Rites-PA 589A, 10.40%, 07/01/2012                                  3,170,000      4,012,903
                       Rites-PA 589B, 10.40%, 07/01/2013                                  1,485,000      1,870,551
                       Rites-PA 589C, 10.40%, 07/01/2014                                  2,910,000      3,631,651
                       Rites-PA 589D, 10.40%, 07/01/2015                                  3,560,000      4,414,364
                     -------------------------------------------------------------------------------------------------
                     Los Banos, CA, Certificates of Participation, 6.000%,
                       12/01/2019                                                         2,100,000      2,117,136
                     -------------------------------------------------------------------------------------------------
                     Lucia Mar, CA, Unified School District, General Obligation,
                       Series A, zero coupon, 08/01/2016                                  1,000,000        435,930
                     -------------------------------------------------------------------------------------------------
                     (e)M-S-R Public Power Agency, San Juan Project, Revenue,
                       Series D, ETM, 6.750%, 07/01/2020                                  2,000,000      2,324,140
                     -------------------------------------------------------------------------------------------------
                     (e)Martinez, CA, Home Mortgage Revenue, ETM, 10.375%,
                       02/01/2002                                                            20,000         21,071
                     -------------------------------------------------------------------------------------------------
                     Merced, CA, Unified School District, General Obligation,
                       Series A, zero coupon, 08/01/2014                                  2,045,000      1,015,343
                     -------------------------------------------------------------------------------------------------
                     Metropolitan Water District of Southern California,
                       Waterworks Revenue, Series A:
                       5.750%, 07/01/2021                                                 2,000,000      2,129,540
                       4.750%, 07/01/2022                                                 5,000,000      4,558,950
                     -------------------------------------------------------------------------------------------------
                     Modesto, CA, Irrigation District Financing Authority,
                       Revenue, Series A, 6.000%, 10/01/2015                              7,000,000      7,560,560
                     -------------------------------------------------------------------------------------------------
                     Montebello, CA, Unified School District, General Obligation,
                       zero coupon:
                       08/01/2012                                                         1,890,000      1,064,599
                       08/01/2013                                                         1,945,000      1,029,683
                     -------------------------------------------------------------------------------------------------
                     Moreno Valley, CA, Towngate Community Facilities District,
                       Special Tax:
                       6.500%, 12/01/2009                                                 3,670,000      3,830,599
                       7.125%, 10/01/2023                                                 2,810,000      2,897,082
                     -------------------------------------------------------------------------------------------------
                     Murrieta Valley, CA, Unified School District, General
                       Obligation, Series A, zero coupon, 09/01/2016                      2,500,000      1,085,100
                     -------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                        PRINCIPAL AMOUNT      VALUE
                     (b)Northern California Power Agency, Public Power Revenue,
                       Prerefunded 01/01/2016, 7.000%, 07/01/2016                  $        210,000   $    252,195
                     -------------------------------------------------------------------------------------------------
                     Oakland, CA, Housing Finance Revenue, 7.100%, 01/01/2010             1,125,000      1,151,888
                     -------------------------------------------------------------------------------------------------
                     Oakland, CA, Port Revenue:
                     Series K, 5.500%, 11/01/2009                                         6,700,000      7,185,281
                     (f)  5.500%, 11/01/2010                                              6,305,000      6,740,865
                       5.625%, 11/01/2011                                                 9,260,000      9,937,276
                     -------------------------------------------------------------------------------------------------
                     Orange County, CA, Recovery Certificates of Participation,
                       6.000%, 07/01/2026                                                13,000,000     13,648,310
                     -------------------------------------------------------------------------------------------------
                     Palmdale, CA, School District, School Building Project,
                       Certificates of Participation, zero coupon, 10/01/2019             1,420,000        504,682
                     -------------------------------------------------------------------------------------------------
                     Pleasanton, CA, Joint Power Financing Series A, 6.150%,
                       09/02/2012                                                         8,775,000      9,183,652
                     -------------------------------------------------------------------------------------------------
                     Redondo Beach, CA, Public Financing Authority, South Bay
                       Center:
                       Redevelopment Project, Revenue, 7.000%, 07/01/2016                 1,000,000      1,078,310
                     Redevelopment Project, Revenue, 7.125%, 07/01/2026                   2,000,000      2,155,420
                     -------------------------------------------------------------------------------------------------
                     (b)Reedley, CA, Sierra View Homes, Certificates of
                       Participation, Prerefunded 03/01/2001, 7.600%, 03/01/2021          3,820,000      3,944,150
                     -------------------------------------------------------------------------------------------------
                     Sacramento California Power Authority Cogeneration Project
                       Revenue, 6.000%, 07/01/2022                                        5,000,000      5,249,350
                     -------------------------------------------------------------------------------------------------
                     Sacramento County, CA, Community Facilities District Number
                       1 Special Tax:
                       5.500%, 12/01/2010                                                 1,090,000      1,116,411
                       6.000%, 09/01/2011                                                   850,000        896,198
                       6.125%, 09/01/2014                                                   605,000        630,471
                       5.700%, 12/01/2020                                                 2,000,000      1,920,260
                       6.300%, 09/01/2021                                                 1,500,000      1,536,915
                     -------------------------------------------------------------------------------------------------
                     Sacramento County,CA, Sanitation District Financing
                       Authority, Revenue, 5.875%, 12/01/2027                            10,000,000     10,316,600
                     -------------------------------------------------------------------------------------------------
                     Sacramento, CA, City Financing Authority, Revenue Bond,
                       Convention Center Hotel, Series A, 6.250%, 01/01/2030             10,000,000      9,685,900
                     -------------------------------------------------------------------------------------------------
                     Sacramento, CA, City Financing Authority Lease Revenue
                       Refunding, 5.400%, 11/01/2020                                      5,000,000      5,120,500
                     -------------------------------------------------------------------------------------------------
                     Sacramento, CA, Cogeneration Authority, Procter and Gamble
                       Project, Revenue:
                       6.375%, 07/01/2010                                                 2,300,000      2,467,762
                     (b)  Prerefunded 07/01/2005, 6.375%, 07/01/2010                      2,700,000      3,009,150
                     (b)  Prerefunded 07/01/2005, 6.500%, 07/01/2021                      7,750,000      8,679,458
                     -------------------------------------------------------------------------------------------------
                     Sacramento, CA, Municipal Utility District, Electric
                       Revenue:
                       Series A, 6.200%, 08/15/2006                                       1,000,000      1,055,200
                       Series G, 6.500%, 09/01/2013                                       1,270,000      1,497,978
                       Series K, 5.750%, 07/01/2018                                       5,170,000      5,582,256
                     -------------------------------------------------------------------------------------------------
                     (f)Saddleback Valley Unified School District, Public
                       Financing Authority, Special Tax Revenue, Series 1997A,
                       6.000%, 09/01/2014                                                 1,195,000      1,344,530
                     -------------------------------------------------------------------------------------------------
                     Salinas, CA, Capital Improvement Projects, Certificates of
                       Participation, Series A, 5.625%, 10/01/2017                        2,000,000      2,039,780
                     -------------------------------------------------------------------------------------------------
                     San Bernardino County, CA, West Valley Detention Center,
                       Certificates of Participation, 6.500%, 11/01/2012                  8,000,000      8,516,560
                     -------------------------------------------------------------------------------------------------
                     (b)San Bernardino, CA, School Health Care System, Sisters of
                       Charity, Revenue, Series A, Prerefunded 07/01/2001,
                       7.000%, 07/01/2011                                                 5,000,000      5,220,850
                     -------------------------------------------------------------------------------------------------
                     San Bruno Park, CA, School District, General Obligation,
                       zero coupon:
                       08/01/2014                                                         1,010,000        501,465
                       08/01/2016                                                         1,000,000        435,930
                       08/01/2017                                                         1,000,000        409,030
                       08/01/2019                                                         1,100,000        395,230
                     -------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                        PRINCIPAL AMOUNT      VALUE
                     San Diego County, CA, Central Jail, Certificates of
                       Participation, 5.000%, 10/01/2017                           $      4,000,000   $  3,974,840
                     -------------------------------------------------------------------------------------------------
                     San Diego, CA, Detention Facility, Certificates of
                       Participation, Revenue, 8.000%, 06/01/2002                         2,725,000      2,815,416
                     -------------------------------------------------------------------------------------------------
                     San Diego, CA, Redevelopment Agency, Horton Project, Tax
                       Allocation, Series B, 6.625%, 11/01/2017                           2,000,000      2,161,700
                     -------------------------------------------------------------------------------------------------
                     San Francisco, CA, City and County Airport Communication,
                       International Airport Revenue:
                     Series 12A, 5.700%, 05/01/2013                                       5,470,000      5,716,205
                     Series 12A, 5.700%, 05/01/2014                                       6,795,000      7,064,082
                     -------------------------------------------------------------------------------------------------
                     (d)San Francisco, CA, City and County Airports, Inverse
                       Floater: 6.480%, 05/01/2007                                        1,445,000      1,679,249
                       7.134%, 05/01/2010                                                 1,445,000      1,637,575
                       6.460%, 05/01/2010                                                 1,535,000      1,761,612
                       6.960%, 05/01/2015                                                 1,080,000      1,310,656
                       6.460%, 05/01/2015                                                 1,365,000      1,566,515
                       6.460%, 05/01/2017                                                 1,285,000      1,493,311
                       6.982%, 05/01/2018                                                 1,365,000      1,656,523
                     -------------------------------------------------------------------------------------------------
                     San Francisco, CA, City and County Redevelopment Agency,
                       George R. Moscone Convention Center, Lease Revenue,
                       6.750%, 07/01/2015                                                 2,200,000      2,419,670
                     -------------------------------------------------------------------------------------------------
                     San Joaquin Hills, CA, Transportation Corridor Agency,
                       Toll Road Revenue:
                       Series A, zero coupon, 01/15/2011                                  5,450,000      3,330,495
                       Series A, zero coupon, 01/15/2015                                 10,000,000      4,751,600
                       Series A, zero coupon, 01/15/2016                                  3,485,000      1,551,313
                       Series A, zero coupon, 01/15/2017                                  3,965,000      1,655,863
                       Series A, zero coupon, 01/15/2018                                  2,640,000      1,032,979
                       Series A, zero coupon, 01/15/2019                                  3,185,000      1,168,099
                       Series A, 5.250%, 01/15/2030                                       5,540,000      5,382,165
                       Series 1997-A, zero coupon, 01/15/2012                            22,920,000     13,180,146
                     (e)  Senior Lien, zero coupon, ETM, 01/01/2014                       1,180,000        603,322
                     -------------------------------------------------------------------------------------------------
                     San Jose, CA, Redevelopment Agency, Tax Allocation, 4.750%,
                       08/01/2023                                                         5,300,000      4,820,774
                     -------------------------------------------------------------------------------------------------
                     San Jose, CA, Unified School District, General Obligation,
                       Series A:
                       zero coupon, 08/01/2015                                            2,570,000      1,195,872
                       zero coupon, 08/01/2017                                            1,350,000        552,191
                     -------------------------------------------------------------------------------------------------
                     San Ysidro, CA, School District, General Obligation, 6.125%,
                       08/01/2021                                                         1,400,000      1,556,870
                     -------------------------------------------------------------------------------------------------
                     Santa Cruz County, CA, Housing Authority, Multi-Family
                       Revenue, Series A, 7.750%, 07/01/2023                              2,000,000      2,042,740
                     -------------------------------------------------------------------------------------------------
                     Santa Margarita/Dana Point, CA, Improvement Districts,
                       Revenue, Series B:
                       7.250%, 08/01/2012                                                 3,675,000      4,577,874
                       7.250%, 08/01/2013                                                 3,400,000      4,243,438
                     -------------------------------------------------------------------------------------------------
                     (b)Snowline, CA, Joint Unified School District, Certificates
                       of Participation, Prerefunded 07/01/2003, 6.300%,
                       07/01/2011                                                         2,500,000      2,696,750
                     -------------------------------------------------------------------------------------------------
                     Snowline, CA, Joint Unified School District, Certificates of
                       Participation, 6.400%, 07/01/2018                                  1,195,000      1,292,225
                     -------------------------------------------------------------------------------------------------
                     South San Francisco, CA, Capital Improvements Financing
                       Authority, South San Francisco Conference Center, Revenue,
                       6.125%, 09/01/2018                                                 3,925,000      3,980,539
                     -------------------------------------------------------------------------------------------------
                     South Tahoe, CA, Joint Powers Financing Authority, Series A,
                       7.300%, 10/01/2007                                                10,000,000     10,070,700
                     -------------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                        PRINCIPAL AMOUNT      VALUE
                     Southern California Home Finance Authority, Single Family
                       Mortgage Revenue, Series A:
                       6.750%, 09/01/2022                                          $        565,000   $    575,532
                       7.350%, 09/01/2024                                                   370,000        379,187
                     -------------------------------------------------------------------------------------------------
                     State of California, General Obligation:
                       5.750%, 05/01/2010                                                 8,070,000      8,936,557
                       6.600%, 02/01/2011                                                 4,975,000      5,854,580
                       5.500%, 05/01/2011                                                 5,465,000      5,944,936
                       5.875%, 10/01/2019                                                10,000,000     10,624,800
                     -------------------------------------------------------------------------------------------------
                     Stockton, CA, Community Facilities District, Brookside
                       Estates, Special Tax Revenue, 6.200%, 08/01/2015                   2,000,000      2,056,960
                     -------------------------------------------------------------------------------------------------
                     Sunnyvale, CA, Financing Authority, Wastewater, Refuse and
                       Sludge, Utilities Revenue, 6.300%, 10/01/2017                      4,000,000      4,087,240
                     -------------------------------------------------------------------------------------------------
                     Tahoe Truckee CA, Unified School District, General
                       Obligation, Series A, zero coupon, 08/01/2022                      3,600,000      1,078,740
                     -------------------------------------------------------------------------------------------------
                     Temple City, CA, Unified School District, General
                       Obligation, Series A, zero coupon, 08/01/2015                      1,250,000        581,650
                     -------------------------------------------------------------------------------------------------
                     Torrance, CA, Torrance Memorial Hospital Medical Center,
                       Revenue, 6.750%, 01/01/2012                                        5,000,000      5,008,900
                     -------------------------------------------------------------------------------------------------
                     Tustin, CA, Unified School District, 6.375%, 09/01/2035              2,000,000      2,020,020
                     -------------------------------------------------------------------------------------------------
                     Puerto Rico Commonwealth, General Obligation:
                       5.750%, 07/01/2009                                                 7,500,000      8,254,125
                       6.500%, 07/01/2015                                                 4,000,000      4,625,120
                     -------------------------------------------------------------------------------------------------
                     Puerto Rico Commonwealth Highway and Transportation
                       Authority:
                       Highway Revenue, Series Z, 6.250%, 07/01/2016                        750,000        847,680
                       Highway Revenue, Series Z, 6.000%, 07/01/2018                      7,250,000      7,958,325
                     -------------------------------------------------------------------------------------------------
                     Puerto Rico Commonwealth Highway and Transportation
                       Authority, Transportation Revenue, Series A, 5.500%,
                       07/01/2014                                                         5,000,000      5,285,600
                     -------------------------------------------------------------------------------------------------
                     (d)Puerto Rico Commonwealth Highway and Transportation
                       Authority, Highway Revenue, Inverse Floater:
                       8.65%, 08/11/2010                                                  3,610,000      5,084,071
                       8.65%, 03/09/2012                                                  2,825,000      3,573,964
                     -------------------------------------------------------------------------------------------------
                     (d)Puerto Rico Commonwealth, Inverse Floater, Rites-PA 620
                       B, 10.40%, 07/01/2014                                              3,500,000      4,247,880
                     -------------------------------------------------------------------------------------------------
                     Puerto Rico Electric Power Authority:
                       5.750%, 07/01/2014                                                 6,250,000      6,754,813
                       5.750%, 07/01/2016                                                 5,000,000      5,338,400
                     -------------------------------------------------------------------------------------------------
                     (d)Puerto Rico Municipal Finance Authority, Inverse Floater:
                       6.316%, 08/01/2013                                                 1,250,000      1,456,775
                       6.531%, 08/01/2014                                                 2,500,000      2,935,800
                       6.745%, 08/01/2015                                                 1,000,000      1,181,640
                     -------------------------------------------------------------------------------------------------
                     Virgin Islands Public Finance Authority, Revenue, Series A,
                       6.500%, 10/01/2024                                                 5,000,000      5,189,700
                     -------------------------------------------------------------------------------------------------
                     Washington Township, CA, Health Care, Revenue Bond, 5.125%,
                       07/01/2023                                                         1,500,000      1,389,600
                     -------------------------------------------------------------------------------------------------
                     (b)Westminster, CA, Redevelopment Agency, Tax Allocation
                       Revenue, Community Development, Project #1, Series A,
                       Prerefunded 08/01/2001, 7.300%, 08/01/2021                         2,500,000      2,623,600
                     -------------------------------------------------------------------------------------------------
                     (b)Yosemite, CA, Community College District, Certificate of
                       Participation, Prerefunded 07/01/2001, 7.750%, 07/01/2011          1,395,000      1,447,773
                     -------------------------------------------------------------------------------------------------
                     TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                     (Cost $736,815,583)                                                              $783,251,064
                     -------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENT PORTFOLIO--100.0%
                     (Cost $746,550,583)(a)                                                           $792,986,064
                     -------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $746,550,583. At August 31, 2000, net unrealized appreciation for all securities based on tax cost was $46,435,481. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,615,368 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,179,887.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

(d) Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which may exhibit added interest rate sensitivity compared to other bonds with similar maturities. These securities are shown at their rates as of August 31, 2000.

(e) ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

(f) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, or MBIA/BIG.

 22 The accompanying notes are an integral part of the financial statements.

PERFORMANCE UPDATE

KEMPER FLORIDA TAX-FREE INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS*

 For periods ended August 31, 2000 (adjusted for the maximum sales charge)

                                                  1-YEAR                    5-YEAR               LIFE OF CLASS
---------------------------------------------------------------------------------------------------------------------------------
    KEMPER FLORIDA TAX-FREE
    INCOME FUND CLASS A                            1.36%                     4.27%                   6.40%        (since 4/25/91)
 .................................................................................................................................
    KEMPER FLORIDA TAX-FREE
    INCOME FUND CLASS B                            2.32                      4.20                    4.83         (since 5/31/94)
 .................................................................................................................................
    KEMPER FLORIDA TAX-FREE
    INCOME FUND CLASS C                            5.34                      4.37                    4.86         (since 5/31/94)
 .................................................................................................................................

KEMPER FLORIDA TAX-FREE INCOME FUND CLASS A
Growth of an assumed $10,000
investment in Class A shares from
4/30/91 to 8/31/00
[LINE GRAPH]

                                                 KEMPER FLORIDA TAX-FREE         LEHMAN BROTHERS
                                                  INCOME FUND CLASS A1        MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 -----------------------      ---------------------      ----------------------
4/25/91                                                  9549.00                    10000.00                    10000.00
                                                        10475.00                    10822.00                    10200.00
                                                        11429.00                    11776.00                    10496.00
12/31/93                                                12972.00                    13222.00                    10784.00
                                                        12464.00                    12543.00                    11072.00
                                                        14757.00                    14727.00                    11354.00
12/31/96                                                15156.00                    15380.00                    11731.00
                                                        16468.00                    16793.00                    11930.00
                                                        17371.00                    17881.00                    12123.00
                                                        16633.00                    17513.00                    12448.00
8/31/00                                                 17806.00                    18839.00                    12769.00

KEMPER FLORIDA TAX-FREE INCOME FUND CLASS B
Growth of an assumed $10,000
investment in Class B shares from
5/31/94 to 8/31/00
[LINE GRAPH]

                                                 KEMPER FLORIDA TAX-FREE         LEHMAN BROTHERS
                                                  INCOME FUND CLASS B1        MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 -----------------------      ---------------------      ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9913.00                     9942.00                    10034.00
                                                         9838.00                     9868.00                    10149.00
                                                        10717.00                    10816.00                    10339.00
                                                        11551.00                    11586.00                    10407.00
6/30/96                                                 11236.00                    11534.00                    10624.00
                                                        11773.00                    12099.00                    10753.00
                                                        12046.00                    12486.00                    10868.00
                                                        12684.00                    13211.00                    10936.00
6/30/98                                                 12880.00                    13566.00                    11051.00
                                                        13259.00                    14067.00                    11112.00
                                                        12856.00                    13948.00                    11268.00
                                                        12603.00                    13777.00                    11410.00
                                                        13061.00                    14396.00                    11681.00
8/31/00                                                 13421.00                    14821.00                    11704.00

KEMPER FLORIDA TAX-FREE INCOME FUND CLASS C
Growth of an assumed $10,000
investment in Class B shares from
5/31/94 to 8/31/00
[LINE GRAPH]

                                                 KEMPER FLORIDA TAX-FREE         LEHMAN BROTHERS
                                                  INCOME FUND CLASS C1        MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 -----------------------      ---------------------      ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9910.00                     9942.00                    10034.00
                                                         9845.00                     9868.00                    10149.00
                                                        10731.00                    10816.00                    10339.00
                                                        11573.00                    11586.00                    10407.00
6/30/96                                                 11255.00                    11534.00                    10624.00
                                                        11795.00                    12099.00                    10753.00
                                                        12073.00                    12486.00                    10868.00
                                                        12713.00                    13211.00                    10936.00
6/30/98                                                 12908.00                    13566.00                    11051.00
                                                        13302.00                    14067.00                    11112.00
                                                        12898.00                    13948.00                    11268.00
                                                        12634.00                    13777.00                    11410.00
                                                        13093.00                    14396.00                    11681.00
8/31/00                                                 13454.00                    14821.00                    11704.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

* AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 4.5%. FOR CLASS B
  SHARES, THE MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE IS 4%. CLASS C
  SHARES HAVE NO SALES ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. AVERAGE ANNUAL
  RETURN REFLECTS ANNUALIZED CHANGE,
  WHILE TOTAL RETURN REFLECTS AGGREGATE
  CHANGE. DURING THE PERIODS NOTED,
  SECURITIES PRICES FLUCTUATED. FOR
  ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS, STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING THE KEMPER STATE TAX-FREE
    INCOME FUNDS WITH THE LEHMAN
    BROTHERS MUNICIPAL BOND INDEX, YOU
    SHOULD NOTE THAT THE FUNDS'
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGES, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDEX.

 +THE LEHMAN BROTHERS MUNICIPAL BOND
  INDEX INCLUDES APPROXIMATELY 15,000
  BONDS. TO BE INCLUDED IN THE INDEX A
  MUNICIPAL BOND MUST MEET THE FOLLOWING
  CRITERIA: A MINIMUM CREDIT RATING OF
  BBB, HAVE BEEN ISSUED AS A PART OF AN
  ISSUE OF AT LEAST $50 MILLION, HAVE
  BEEN ISSUED WITHIN THE LAST 5 YEARS,
  AND HAVE A MATURITY OF AT LEAST 2
  YEARS. BONDS SUBJECT TO ALTERNATIVE
  MINIMUM TAX, VARIABLE-RATE BONDS AND
  ZERO-COUPON BONDS ARE EXCLUDED FROM
  THE INDEX. SOURCE: WIESENBERGER(R).

++THE CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. IT IS
  GENERALLY CONSIDERED TO BE A MEASURE
  OF INFLATION. SOURCE: WIESENBERGER(R).

PORTFOLIO STATISTICS

KEMPER FLORIDA TAX-FREE INCOME FUND

         PORTFOLIO COMPOSITION*        ON 8/31/00               ON 8/31/99
    REVENUE BONDS                           79%                      79%
 ..................................................................................
    GENERAL OBLIGATION BONDS                 8                        8
 ..................................................................................
    U.S. GOVERNMENT SECURED                 13                       13
----------------------------------------------------------------------------------
                                           100%                     100%

[PIE CHART] [PIE CHART]

                 QUALITY               ON 8/31/00               ON 8/31/99
    AAA                                     69%                      69%
 ..................................................................................
    AA                                       9                       11
 ..................................................................................
    A                                       10                        8
 ..................................................................................
    BBB                                      4                        2
 ..................................................................................
    NOT RATED                                8                       --
----------------------------------------------------------------------------------
                                           100%                     100%

[PIE CHART] [PIE CHART]

            YEARS TO MATURITY          ON 8/31/00               ON 8/31/99
    1-10 YEARS                              58%                      41%
 ..................................................................................
    11-20 YEARS                             42                       52
 ..................................................................................
    +21 YEARS                               --                        7
----------------------------------------------------------------------------------
                                           100%                     100%

[PIE CHART] [PIE CHART]

        INTEREST RATE SENSITIVITY      ON 8/31/00               ON 8/31/99
    AVERAGE DURATION                    7.7 years                8.2 years
 ..................................................................................
    AVERAGE MATURITY                   11.1 years               13.3 years
----------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

FLORIDA TAX-FREE INCOME FUND
Investment Portfolio at August 31, 2000

                     ISSUER                                                       PRINCIPAL AMOUNT      VALUE
SHORT-TERM MUNICIPAL INVESTMENTS--2.0%
--------------------------------------------------------------------------------------------------------------------
                     (c)Collier County, FL, Health Facilities, Authority
                       Hospital Revenue, Variable Rate Demand Note, 4.300%,
                       01/01/2033                                                    $  500,000      $   500,000
                     -----------------------------------------------------------------------------------------------
                     (c)Saint Lucie County, FL, Pollution Control Revenue,
                       Florida Power and Light County Project, Variable Rate
                       Demand Note,
                     5.250%, 01/01/2026                                               1,000,000        1,000,000
                     -----------------------------------------------------------------------------------------------
                     TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                     (Cost $1,500,000)                                                               $ 1,500,000
                     -----------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL INVESTMENTS--98.0%
--------------------------------------------------------------------------------------------------------------------
                     Broward County, FL, Airport Systems Revenue, Series E,
                       5.250%, 10/01/2012                                             1,000,000        1,008,920
                     -----------------------------------------------------------------------------------------------
                     Broward County, FL, Resource Recovery Waste Energy Company,
                       Revenue, 7.950%, 12/01/2008                                    1,505,000        1,553,262
                     -----------------------------------------------------------------------------------------------
                     (b)Charlotte County, FL, Utility Revenue, Prerefunded
                       10/01/2003, 6.750%, 10/01/2013                                   250,000          271,620
                     -----------------------------------------------------------------------------------------------
                     Dade City, FL, Certificate of Participation, Governmental
                       Leasing Corp., Series C, 9.000%, 04/01/2020                    1,025,000        1,058,641
                     -----------------------------------------------------------------------------------------------
                     Dade County, FL, Aviation Revenue, Miami International
                       Airport, Series B, 5.125%, 10/01/2014                          1,000,000          981,280
                     -----------------------------------------------------------------------------------------------
                     Dade County, FL, Aviation Revenue, Series B, 6.550%,
                       10/01/2013                                                     2,000,000        2,107,880
                     -----------------------------------------------------------------------------------------------
                     Dade County, FL, Single Family Mortgage Revenue, Housing
                       Finance Authority, Series B, 7.250%, 09/01/2023                  270,000          276,286
                     -----------------------------------------------------------------------------------------------
                     Dade County, FL, Water and Sewer Revenue, 6.250%,
                       10/01/2011                                                       500,000          561,960
                     -----------------------------------------------------------------------------------------------
                     District of Columbia General Obligation, Series A, 5.250%,
                       06/01/2027                                                       634,040          705,945
                     -----------------------------------------------------------------------------------------------
                     (b)Dunedin, FL, Hospital Revenue, Mease Health Care,
                       Prerefunded 11/15/2001, 6.750%, 11/15/2011                       750,000          785,820
                     -----------------------------------------------------------------------------------------------
                     Duval County, FL, Single Family Mortgage Revenue, Housing
                       Finance Authority, 7.250%, 07/01/2019                            240,000          246,665
                     -----------------------------------------------------------------------------------------------
                     Escambia County, FL, Health Facilities Authority, 5.950%,
                       07/01/2020                                                     1,000,000        1,047,030
                     -----------------------------------------------------------------------------------------------
                     Escambia County, FL, Single Family Mortgage Revenue,
                       Housing Finance Authority, Series A, 6.900%, 04/01/2020          585,000          604,750
                     -----------------------------------------------------------------------------------------------
                     (b)Florida Department of Natural Resources, General
                       Services Revenue, Prerefunded 07/01/2001, 6.750%,
                       07/01/2013                                                     1,000,000        1,039,700
                     -----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  25

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                       PRINCIPAL AMOUNT      VALUE
                     Florida Housing Finance Agency GNMA Collateral Home
                       Ownership Revenue, 7.900%, 03/01/2022                         $  555,000      $   566,100
                     -----------------------------------------------------------------------------------------------
                     Florida Housing Finance Agency Revenue Bonds, 5.200%,
                       01/01/2031                                                     2,000,000        2,001,120
                     -----------------------------------------------------------------------------------------------
                     Fort Pierce FL, Utilities, zero coupon, 10/01/2018               2,000,000          739,920
                     -----------------------------------------------------------------------------------------------
                     Gainesville, FL, Utilities System Revenue, Series B,
                       6.500%, 10/01/2010                                             1,370,000        1,566,759
                     -----------------------------------------------------------------------------------------------
                     Greater Orlando Aviation Authority, FL, Airport Facilities
                       Revenue: 5.125%, 10/01/2017                                      981,541          958,220
                     5.750%, 10/01/2011                                               1,690,000        1,801,963
                     -----------------------------------------------------------------------------------------------
                     Highlands County, FL, Health Facilities Authority Revenue,
                       Adventist Health Systems, 5.250%, 11/15/2020                   1,500,000        1,245,030
                     -----------------------------------------------------------------------------------------------
                     Hillsborough County, FL, Industrial Development Authority
                       Revenue, University Community Hospital Project:
                     5.625%, 08/15/2023                                               2,770,000        2,363,087
                     6.500%, 08/15/2019                                               1,000,000        1,141,730
                     -----------------------------------------------------------------------------------------------
                     Hillsborough County, FL, Single Family Mortgage Revenue,
                       Housing Finance Authority, Series A, 7.300%, 04/01/2022          235,000          240,057
                     -----------------------------------------------------------------------------------------------
                     Hillsborough County, FL, Utility Revenue, Series A, 7.000%,
                       08/01/2014                                                     1,325,000        1,375,218
                     -----------------------------------------------------------------------------------------------
                     Jacksonville, FL, Electric Authority Revenue, Series 7,
                       zero coupon, 10/01/2011                                        1,140,000          657,689
                     -----------------------------------------------------------------------------------------------
                     Key West, FL, Utility Board Electricity Revenue, zero
                       coupon, 10/01/2014                                             4,975,000        2,373,324
                     -----------------------------------------------------------------------------------------------
                     Lakeland, FL, Electricity and Water Revenue, Series A, zero
                       coupon, 10/01/2010                                             1,755,000        1,073,463
                     -----------------------------------------------------------------------------------------------
                     Marion County, FL, Hospital District Revenue, 5.625%,
                       10/01/2019                                                     1,000,000          948,430
                     -----------------------------------------------------------------------------------------------
                     Miami-Dade County, FL, Revenue, Series A, zero coupon,
                       10/01/2014                                                     2,000,000          928,300
                     -----------------------------------------------------------------------------------------------
                     Nassau County, Amelia Island Care Center Project, Revenue,
                       9.750%, 01/01/2023                                               975,000        1,050,836
                     -----------------------------------------------------------------------------------------------
                     North Miami, FL, Education Facilities Revenue, Johnson &
                       Wales University Project, Series A: 6.100%, 04/01/2013         1,285,000        1,307,680
                     6.125%, 04/01/2020                                               1,500,000        1,521,090
                     -----------------------------------------------------------------------------------------------
                     Orange County, FL, Health Facilities Authority Revenue,
                       Orlando Regional Healthcare, Series A, 6.250%, 10/01/2018        500,000          555,720
                     -----------------------------------------------------------------------------------------------
                     Orange County, FL, Health Facilities, Revenue:
                     6.250%, 10/01/2016                                               2,120,000        2,359,242
                     6.250%, 10/01/2018                                                 880,000          979,308
                     -----------------------------------------------------------------------------------------------
                     Orlando FL, Capital Improvements, Revenue, Series A,
                       4.750%, 10/01/2022                                             1,600,000        1,429,728
                     -----------------------------------------------------------------------------------------------
                     Orlando, FL, Expressway Authority Revenue, 6.500%,
                       07/01/2012                                                     1,000,000        1,146,670
                     -----------------------------------------------------------------------------------------------
                     Orlando, FL, Special Assessment Revenue, Conroy Road
                       Interchange, Series A, 5.800%, 05/01/2026                      1,280,000        1,136,038
                     -----------------------------------------------------------------------------------------------
                     Orlando, FL, Utilities Commission Water and Electricity,
                       Revenue, 6.750%, 10/01/2017                                    3,000,000        3,478,080
                     -----------------------------------------------------------------------------------------------

 26 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                       PRINCIPAL AMOUNT      VALUE
                     Palm Beach County, FL, Criminal Justice Facilities Revenue,
                       7.200%, 06/01/2015                                            $  110,000      $   133,232
                     -----------------------------------------------------------------------------------------------
                     Palm Beach County, FL, Solid Waste Authority Revenue,
                       Series A, zero coupon, 10/01/2013                              2,865,000        1,458,973
                     -----------------------------------------------------------------------------------------------
                     Pensacola, FL, Health Facilities Revenue, Daughters of
                       Charity National Healthcare, 5.250%, 01/01/2011                2,200,000        2,259,378
                     -----------------------------------------------------------------------------------------------
                     Pinellas County, FL, Pollution Control Revenue, Florida
                       Power Corporation, 7.200%, 12/01/2014                          2,000,000        2,079,920
                     -----------------------------------------------------------------------------------------------
                     (d)Puerto Rico Commonwealth, Inverse Floater, 10.400%,
                       07/02/2016                                                     1,000,000        1,204,110
                     -----------------------------------------------------------------------------------------------
                     Puerto Rico Commonwealth, General Obligation, 6.250%,
                       07/01/2013                                                     1,850,000        2,101,804
                     -----------------------------------------------------------------------------------------------
                     Puerto Rico Commonwealth, General Obligation, zero coupon,
                       07/01/2017                                                     1,500,000          611,715
                     -----------------------------------------------------------------------------------------------
                     St Johns County, FL, Water and Sewer Revenue, Series A,
                       zero coupon, 06/01/2016                                          440,000          187,928
                     -----------------------------------------------------------------------------------------------
                     (b)St Petersburg, FL, Health Facilities Authority Revenue,
                       Allegheny Health Systems, Prerefunded 12/01/2003, 6.750%,
                       12/01/2021                                                     1,000,000        1,047,070
                     -----------------------------------------------------------------------------------------------
                     (b)St Petersburg, FL, Health Facilities Authority Revenue,
                       Allegheny Health Systems, Series A, Prerefunded
                       12/01/2001, 7.000%, 12/01/2015                                   500,000          524,095
                     -----------------------------------------------------------------------------------------------
                     Sunrise, FL, Utilities System Revenue, Refunded, 5.500%,
                       10/01/2018                                                     2,500,000        2,573,775
                     -----------------------------------------------------------------------------------------------
                     Tampa Bay, FL, Sports Authority Revenue, Tampa Bay Arena,
                       5.750%, 10/01/2020                                             2,075,000        2,190,764
                     -----------------------------------------------------------------------------------------------
                     Tampa Bay, FL, Utility Tax Revenue, zero coupon:
                     10/01/2016                                                         375,000          157,309
                     10/01/2014                                                       3,165,000        1,509,863
                     -----------------------------------------------------------------------------------------------
                     Tampa Bay, FL, Water Utilities Revenue, 5.625%, 10/01/2013       1,850,000        1,957,892
                     -----------------------------------------------------------------------------------------------
                     Village Center Community Development Center, Utility
                       Revenue, 6.000%, 11/01/2018                                    1,250,000        1,345,375
                     -----------------------------------------------------------------------------------------------
                     Virgin Islands Public Finance Authority, Revenue, Series A,
                       6.500%, 10/01/2024                                               600,000          622,764
                     -----------------------------------------------------------------------------------------------
                     (b)Virgin Islands Public Financial Authority Revenue,
                       Series 1992 A, Prerefunded 10/01/2002 at 102, 7.250%,
                       10/01/2018                                                     2,125,000        2,295,638
                     -----------------------------------------------------------------------------------------------
                     Westchase, FL, Special Assessment Revenue, Community
                       Development District, 5.800%, 05/01/2012                       2,975,000        3,141,273
                     -----------------------------------------------------------------------------------------------
                     TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                     (Cost $72,612,711)                                                              $74,597,439
                     -----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENT PORTFOLIO--100.0%
                     (Cost $74,112,711) (a)                                                          $76,097,439
                     -----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  27

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purpose was $74,112,711. At August 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,984,728. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,895,952 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $911,224.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purpose of calculating average weighted maturity, at the longer of the period remaining until the next rate change or the extent of the demand period.

(d) Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with similar maturities. These securities are shown at their rate as of August 31, 2000.

 28 The accompanying notes are an integral part of the financial statements.

PERFORMANCE UPDATE

KEMPER NEW YORK TAX-FREE INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED AUGUST 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                            1-YEAR   5-YEAR   10-YEAR            LIFE OF CLASS
---------------------------------------------------------------------------------------------------------------------------
    KEMPER NEW YORK TAX-FREE INCOME FUND
    CLASS A                                  1.72%    4.45%    6.63%                            6.76%     (since 12/31/85)
 ...........................................................................................................................
    KEMPER NEW YORK TAX-FREE INCOME FUND
    CLASS B                                  2.60     4.39      n/a                             4.82       (since 5/31/94)
 ...........................................................................................................................
    KEMPER NEW YORK TAX-FREE INCOME FUND
    CLASS C                                  5.64     4.55      n/a                             4.81       (since 5/31/94)
 ...........................................................................................................................

KEMPER NEW YORK TAX-FREE INCOME FUND CLASS A
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN CLASS B SHARES FROM 12/31/85 TO
8/31/00
[LINE GRAPH]

                                                  KEMPER NEW YORK TAX-
                                                 FREE INCOME FUND CLASS          LEHMAN BROTHERS
                                                           A1                 MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
12/31/85                                                 9548.00                    10000.00                    10000.00
                                                        10750.00                    11932.00                    10110.00
                                                        10637.00                    12111.00                    10558.00
                                                        11461.00                    13341.00                    11025.00
                                                        12837.00                    14779.00                    11537.00
                                                        13599.00                    15858.00                    12242.00
12/31/91                                                15419.00                    17784.00                    12617.00
                                                        16872.00                    19352.00                    12983.00
                                                        19060.00                    21729.00                    13339.00
12/31/94                                                18117.00                    20613.00                    13696.00
                                                        21375.00                    24202.00                    14044.00
                                                        21919.00                    25274.00                    14511.00
                                                        23869.00                    27598.00                    14758.00
                                                        25300.00                    29386.00                    14995.00
                                                        24224.00                    28780.00                    15398.00
8/31/00                                                 26101.00                    30959.00                    15795.00

KEMPER NEW YORK TAX-FREE INCOME FUND CLASS B
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN CLASS B SHARES FROM 5/31/94 TO
8/31/00
[LINE GRAPH]

                                                  KEMPER NEW YORK TAX-
                                                 FREE INCOME FUND CLASS          LEHMAN BROTHERS
                                                           B1                 MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9972.00                     9942.00                    10034.00
                                                         9771.00                     9868.00                    10149.00
                                                        10568.00                    10816.00                    10339.00
                                                        11426.00                    11586.00                    10407.00
6/30/96                                                 11130.00                    11534.00                    10624.00
                                                        11626.00                    12099.00                    10753.00
                                                        11908.00                    12486.00                    10868.00
                                                        12538.00                    13211.00                    10936.00
6/30/98                                                 12789.00                    13566.00                    11051.00
                                                        13203.00                    14067.00                    11112.00
                                                        12839.00                    13948.00                    11268.00
                                                        12526.00                    13777.00                    11410.00
                                                        13051.00                    14396.00                    11681.00
8/31/00                                                 13418.00                    14821.00                    11704.00

KEMPER NEW YORK TAX-FREE INCOME FUND CLASS C
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN CLASS C SHARES FROM 5/31/94 TO
8/31/00
[LINE GRAPH]

                                                  KEMPER NEW YORK TAX-
                                                 FREE INCOME FUND CLASS          LEHMAN BROTHERS
                                                           C1                 MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9936.00                     9942.00                    10034.00
                                                         9770.00                     9868.00                    10149.00
                                                        10560.00                    10816.00                    10339.00
                                                        11420.00                    11586.00                    10407.00
6/30/96                                                 11135.00                    11534.00                    10624.00
                                                        11611.00                    12099.00                    10753.00
                                                        11908.00                    12486.00                    10868.00
                                                        12540.00                    13211.00                    10936.00
6/30/98                                                 12777.00                    13566.00                    11051.00
                                                        13198.00                    14067.00                    11112.00
                                                        12834.00                    13948.00                    11268.00
                                                        12522.00                    13777.00                    11410.00
                                                        13050.00                    14396.00                    11681.00
8/31/00                                                 13418.00                    14821.00                    11704.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES,WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 4.5%. FOR CLASS B
  SHARES, THE MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE IS 4%. CLASS C
  SHARES HAVE NO SALES ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. AVERAGE ANNUAL
  RETURN REFLECTS ANNUALIZED CHANGE,
  WHILE TOTAL RETURN REFLECTS AGGREGATE
  CHANGE. DURING THE PERIODS NOTED,
  SECURITIES PRICES FLUCTUATED. FOR
  ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS, STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING THE KEMPER STATE TAX-FREE
    INCOME FUNDS WITH THE LEHMAN
    BROTHERS MUNICIPAL BOND INDEX, YOU
    SHOULD NOTE THAT THE FUNDS'
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGES, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDEX.

 +THE LEHMAN BROTHERS MUNICIPAL BOND
  INDEX INCLUDES APPROXIMATELY 15,000
  BONDS. TO BE INCLUDED IN THE INDEX A
  MUNICIPAL BOND MUST MEET THE FOLLOWING
  CRITERIA: A MINIMUM CREDIT RATING OF
  BBB, HAVE BEEN ISSUED AS A PART OF AN
  ISSUE OF AT LEAST $50 MILLION, HAVE
  BEEN ISSUED WITHIN THE LAST 5 YEARS,
  AND HAVE A MATURITY OF AT LEAST 2
  YEARS. BONDS SUBJECT TO ALTERNATIVE
  MINIMUM TAX, VARIABLE-RATE BONDS AND
  ZERO-COUPON BONDS ARE EXCLUDED FROM
  THE INDEX. SOURCE: WIESENBERGER(R).

++THE CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. IT IS
  GENERALLY CONSIDERED TO BE A MEASURE
  OF INFLATION. SOURCE: WIESENBERGER(R).

PORTFOLIO STATISTICS

KEMPER NEW YORK TAX-FREE INCOME FUND

          PORTFOLIO COMPOSITION*         ON 8/31/00              ON 8/31/99
    REVENUE BONDS                            83%                     80%
 ..................................................................................
    GENERAL OBLIGATION BONDS                 16                      18
 ..................................................................................
    U.S. GOVERNMENT SECURED                   1                       2
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART]

                  QUALITY                ON 8/31/00              ON 8/31/99
    AAA                                      61%                     56%
 ..................................................................................
    AA                                       14                      11
 ..................................................................................
    A                                        20                      17
 ..................................................................................
    BBB                                       1                      10
 ..................................................................................
    BB                                        1                       1
 ..................................................................................
    NOT RATED                                 3                       5
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART]

             YEARS TO MATURITY           ON 8/31/00              ON 8/31/99
    1-10 YEARS                               84%                     42%
 ..................................................................................
    11-20 YEARS                              16                      48
 ..................................................................................
    +21 YEARS                                --                      10
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART]

        INTEREST RATE SENSITIVITY      ON 8/31/00               ON 8/31/99
    AVERAGE DURATION                    7.5 years                7.8 years
 ..................................................................................
    AVERAGE MATURITY                   10.7 years               13.8 years
----------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

NEW YORK TAX-FREE INCOME FUND
Portfolio of Investments at August 31, 2000

                      ISSUER                                                 PRINCIPAL AMOUNT      VALUE
SHORT-TERM MUNICIPAL INVESTMENTS--0.5%
-----------------------------------------------------------------------------------------------------------------
                     (c)Babylon, NY, Industrial Development Agency, Resource
                       Discovery Bond, Daily Demand Note, 4.350%, 12/01/2024       $ 1,000,000   $  1,000,000
                     --------------------------------------------------------------------------------------------
                     TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                     (Cost $1,000,000)                                                           $  1,000,000
                     --------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL INVESTMENTS--99.5%
-----------------------------------------------------------------------------------------------------------------
                     (b)Battery Park City Authority, Housing Revenue, Prerefunded
                       06/01/2005, 8.625%, 06/01/2023                                   10,000         11,693
                     --------------------------------------------------------------------------------------------
                     Buffalo, NY, General Obligation, 5.750%, 12/01/2012             1,000,000      1,071,620
                     --------------------------------------------------------------------------------------------
                     Long Island Power Authority:
                       zero coupon, 06/01/2012                                       8,000,000      4,424,400
                       zero coupon, 06/01/2014                                       2,115,000      1,030,936
                     --------------------------------------------------------------------------------------------
                     Long Island Power Authority, Electric Systems Revenue,
                       Series A, 5.500%, 12/01/2023                                  3,500,000      3,407,915
                     --------------------------------------------------------------------------------------------
                     Metropolitan Transportation Authority of New York, Transit
                       Facilities, Revenue, Series 1998-C, 5.125%, 07/01/2013        4,000,000      4,029,240
                     --------------------------------------------------------------------------------------------
                     Monroe County, NY, General Obligation, 6.000%, 03/01/2018       1,130,000      1,226,931
                     --------------------------------------------------------------------------------------------
                     Nassau County, NY, Import Series F, 7.000%, 03/01/2010          2,445,000      2,852,533
                     --------------------------------------------------------------------------------------------
                     Nassau County, NY, Sewer Districts, Series A:
                       6.000%, 07/01/2012                                              705,000        771,637
                       6.000%, 07/01/2013                                              710,000        775,540
                     --------------------------------------------------------------------------------------------
                     New York and New Jersey Port Authority Special Obligation,
                       Revenue, Continental/Eastern Project, LaGuardia, 9.125%,
                       12/01/2015                                                    2,550,000      2,621,987
                     --------------------------------------------------------------------------------------------
                     New York City, NY, General Obligation:
                       7.750%, 03/15/2002                                                5,000          5,121
                     (b)  Series A, Prerefunded 09/15/2000, 7.750%, 03/15/2002          10,000         10,163
                       Series L, 5.625%, 08/01/2007                                  5,550,000      5,851,587
                       Series F, zero coupon, 08/01/2008                             6,755,000      4,634,876
                       Series F, 5.000, 09/15/2014                                   2,480,000      2,441,882
                       Series H, 6.000%, 08/01/2014                                  2,500,000      2,634,575
                       Series J, 5.000%, 05/15/2017                                  2,000,000      1,926,360
                       5.125%, 08/01/2018                                            3,405,000      3,303,906
                     --------------------------------------------------------------------------------------------
                     New York City, NY, Housing Development Corporation,
                       Series A, 7.300%, 06/01/2010                                  8,800,000      9,123,752
                     --------------------------------------------------------------------------------------------
                     New York City, NY, Transitional Finance Authority, Revenue:
                       Series A, 5.250%, 11/15/2013                                    500,000        509,190
                       Series A, 5.750%, 08/15/2011                                  3,000,000      3,219,360
                       6.125%, 11/15/2014                                            1,000,000      1,090,730
                       Series C, 5.000%, 05/01/2016                                  2,125,000      2,060,867
                     --------------------------------------------------------------------------------------------
                     New York Metropolitan Transportation Authority, Commuter
                       Facilities, Revenue, Series E, 5.000%, 07/01/2015             3,000,000      2,936,760
                     --------------------------------------------------------------------------------------------
                     New York Metropolitan Transportation Authority, Revenue,
                       Series Q, 5.125%, 07/01/2012                                  5,000,000      5,070,600
                     --------------------------------------------------------------------------------------------
                     New York Metropolitan Transportation Authority,
                       Transportation Facilities, Revenue, 6.000%, 07/01/2016        7,750,000      8,177,257
                     --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                      ISSUER                                                  PRINCIPAL AMOUNT      VALUE
                     New York Municipal Assistance Corp., Series 1997-L, 6.000%,
                       07/01/2005                                                  $ 3,500,000   $  3,734,150
                     --------------------------------------------------------------------------------------------
                     New York State Dormitory Authority: City University System,
                       Revenue:
                       Series D, 7.000%, 07/01/2009                                  2,200,000      2,434,872
                       5.750%, 07/01/2013                                            4,100,000      4,402,457
                       5.750%, 07/01/2018                                            2,250,000      2,377,710
                       Series A, 5.750%, 07/01/2018                                  2,000,000      2,113,520
                     --------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, Colgate University,
                       Revenue:
                       6.000%,  07/01/2016                                             900,000        978,489
                       6.000%,  07/01/2021                                             850,000        919,377
                     --------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, Fordham University,
                       Revenue, 7.200%, 07/01/2015                                     790,000        807,562
                     --------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, Judicial Facilities,
                       Revenue, 7.375%, 07/01/2016                                     115,000        138,406
                     --------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, Pace University,
                       Revenue:
                       6.500%, 07/01/2011                                              760,000        869,128
                       6.500%, 07/01/2012                                              500,000        573,335
                     --------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, Revenue Bond, 5.750%,
                       08/15/2012                                                    2,000,000      2,121,460
                     --------------------------------------------------------------------------------------------
                     New York State Energy Research and Development Authority,
                       Lilco Project, Revenue,
                       Series A, 5.150%, 03/01/2016                                  2,500,000      2,363,900
                     --------------------------------------------------------------------------------------------
                     New York State Environmental Facilities Corporation,
                       Riverbank State Park, Special Obligation, Revenue, 6.250%,
                       04/01/2012                                                    3,695,000      4,143,906
                     --------------------------------------------------------------------------------------------
                     New York State Environmental Facilities Corporation, State
                       Water Pollution Control, Revolving Fund, Revenue:
                     (b)  Series A, Prerefunded 06/15/2001, 7.250%, 06/15/2010         900,000        938,457
                       Series A, 7.250%, 06/15/2010                                    100,000        104,096
                       Series E, 6.500%, 06/15/2014                                     90,000         93,207
                     --------------------------------------------------------------------------------------------
                     New York State Housing Finance Agency, Multi-Family Mortgage
                       Housing, Revenue, Series A, 6.950%, 08/15/2012                1,500,000      1,570,155
                     --------------------------------------------------------------------------------------------
                     New York State Housing Finance Agency, Service Contract
                       Obligation, Revenue:
                       Series A, 7.250%, 09/15/2012                                    185,000        195,236
                       Series C, 7.300%, 09/15/2012                                     75,000         78,487
                     --------------------------------------------------------------------------------------------
                     New York State Housing Finance Agency, West-H.E.L.P.
                       Housing, Revenue, Series A, 7.550%, 11/01/2002                1,165,000      1,166,771
                     --------------------------------------------------------------------------------------------
                     New York State Housing Finance Agency, State University
                       Construction, Revenue, Series A, 8.000%, 05/01/2011             200,000        246,554
                     --------------------------------------------------------------------------------------------
                     New York State Local Assistance Corporation, Capital
                       Appreciation, Series B, zero coupon, 04/01/2009               5,980,000      3,978,374
                     --------------------------------------------------------------------------------------------
                     New York State Medical Care Facilities Finance Agency,
                       Revenue:
                       7.875%, 08/15/2015                                              335,000        335,945
                       7.750%, 02/15/2020                                              100,000        102,244
                     --------------------------------------------------------------------------------------------
                     New York State Medical Care Facilities Finance Agency,
                       Mental Health Service Facilities Improvement, Revenue:
                     (b)  Series D, Prerefunded 2/15/2002, 7.400%, 02/15/2018          755,000        801,795
                       Series D, 7.400%, 02/15/2018                                    300,000        316,311
                       7.700%, 02/15/2018                                               45,000         45,105
                     --------------------------------------------------------------------------------------------
                     New York State Mortgage Agency, Homeownership Mortgage,
                       Revenue, Series 56, 6.450%, 10/01/2021                        4,000,000      4,181,880
                     --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
 32

PORTFOLIO OF INVESTMENTS

                      ISSUER                                                  PRINCIPAL AMOUNT      VALUE
                     New York State Thruway Authority, Highway and Bridges Trust
                       Fund, Revenue:
                       5.500%, 04/01/2010                                          $ 2,000,000   $  2,116,680
                       Series A, 5.125%, 04/01/2015                                  1,500,000      1,489,290
                     --------------------------------------------------------------------------------------------
                     New York State Thruway Authority, Local Highway and Bridges,
                       Service Contract, Revenue, 6.000%, 04/01/2011                 5,000,000      5,347,050
                     --------------------------------------------------------------------------------------------
                     New York State Urban Development Corporation: Correctional
                       Facilities Service Contract, Revenue,
                       Series B, 5.250%, 01/01/2013                                  1,700,000      1,731,790
                     --------------------------------------------------------------------------------------------
                     New York Triborough Bridge and Tunnel Authority, General
                       Purpose Revenue, Series Y, 6.125%, 01/01/2021                 7,205,000      7,900,787
                     --------------------------------------------------------------------------------------------
                     Niagara Falls, NY, Water Treatment Plant, General
                       Obligation:
                       7.250%, 11/01/2011                                              215,000        258,965
                       7.000%, 11/01/2012                                            1,000,000      1,093,940
                     --------------------------------------------------------------------------------------------
                     Niagara Falls, NY, Bridge Commission Toll, Revenue, 5.250%,
                       10/01/2015                                                   10,720,000     10,859,038
                     --------------------------------------------------------------------------------------------
                     Orange County, NY, Industrial Development Agency, The Glen
                       Arden Project:
                       5.625%, 01/01/2018                                            1,000,000        826,400
                       5.700%, 01/01/2028                                            2,500,000      1,994,425
                     --------------------------------------------------------------------------------------------
                     Port Authority of New York and New Jersey, JFK International
                       Airport Terminal 6, Special Obligation, Revenue, 6.250%,
                       12/01/2015                                                    8,000,000      8,880,640
                     --------------------------------------------------------------------------------------------
                     Puerto Rico Commonwealth, Public Improvements, General
                       Obligation, zero coupon, 07/01/2008                           1,000,000        694,960
                     --------------------------------------------------------------------------------------------
                     Puerto Rico Commonwealth Highway and Transportation
                       Authority, Highway Revenue, Series Z, 6.000%, 07/01/2018      2,750,000      3,018,675
                     --------------------------------------------------------------------------------------------
                     Puerto Rico Electric Power Authority, Revenue, 6.000%,
                       07/01/2012                                                    4,020,000      4,476,391
                     --------------------------------------------------------------------------------------------
                     (d)Puerto Rico Municipal Finance Agency, General Obligation,
                       Series A, Inverse Floater, 7.324%, 08/01/2012                 1,500,000      1,768,740
                     --------------------------------------------------------------------------------------------
                     Special Activities School Districts, Revenue:
                       5.250%, 07/01/2011                                            2,545,000      2,628,730
                       5.250%, 07/01/2012                                            1,350,000      1,386,396
                       5.250%, 07/01/2015                                            1,000,000      1,003,620
                     --------------------------------------------------------------------------------------------
                     State Facilities, Revenue, 5.600%, 04/01/2015                   2,260,000      2,322,353
                     --------------------------------------------------------------------------------------------
                     State University Educational Facilities, Revenue:
                       Series C, 7.375%, 05/15/2010                                  1,000,000      1,153,860
                       Series B, 7.500%, 05/15/2011                                  1,000,000      1,171,790
                       5.750%, 05/15/2012                                            3,000,000      3,224,430
                       5.875%, 05/15/2017                                            2,325,000      2,491,842
                     (b)  Prerefunded 05/15/2002, 7.250%, 05/15/2018                   155,000        165,458
                     --------------------------------------------------------------------------------------------
                     St. Joseph's Hospital Health Center, Revenue, 6.000%,
                       07/01/2009                                                    1,000,000      1,086,960
                     --------------------------------------------------------------------------------------------
                     St. Vincent's Hospital and Medical Center, 7.375%,
                       08/01/2011                                                    2,105,000      2,198,672
                     --------------------------------------------------------------------------------------------
                     Syracuse University Center for Science and Technology,
                       Revenue:
                       5.500%, 01/01/2015                                            4,500,000      4,550,850
                       5.500%, 01/01/2017                                            4,890,000      4,918,460
                     --------------------------------------------------------------------------------------------
                     Ulster County, NY, Resource Recovery Agency, Solid Waste
                       System, Revenue, 6.000%, 03/01/2014                           3,000,000      3,071,670
                     --------------------------------------------------------------------------------------------
                     Upstate Community Colleges, Revenue:
                       Series A, 5.000%, 07/01/2014                                  1,500,000      1,482,945
                       Series A, 5.875%, 07/01/2016                                  3,555,000      3,648,212
                     --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                   PRINCIPAL AMOUNT      VALUE
                     Westchester County Court Facilities, Lease Revenue, 5.250%,
                       08/01/2014                                                  $ 2,555,000   $  2,580,397
                     --------------------------------------------------------------------------------------------
                     TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                       (Cost $202,183,596)                                                       $208,898,723
                     --------------------------------------------------------------------------------------------
                     TOTAL INVESTMENT PORTFOLIO--100.0%
                       (Cost $203,183,596)(a)                                                    $209,898,723
                     --------------------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purpose was $203,183,596. At August 31, 2000, net unrealized appreciation for all securities based on tax cost was $6,715,127. This consists of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,242,478 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,527,351.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purpose of calculating average weighted maturity, at the longer of the period remaining until the next rate change or the extent of the demand period.

(d) Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with similar maturities. These securities are shown at their rate as of August 31, 2000.

 34 The accompanying notes are an integral part of the financial statements.

PERFORMANCE UPDATE

KEMPER OHIO TAX-FREE INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS*
 FOR PERIODS ENDED AUGUST 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                               1-YEAR   5-YEAR   LIFE OF CLASS
--------------------------------------------------------------------------------------------------
    Kemper Ohio Tax-Free Income Fund Class A   -0.13%    4.35%       5.18%        (since 3/22/93)
 ..................................................................................................
    Kemper Ohio Tax-Free Income Fund Class B    0.73     4.27        5.00         (since 5/31/94)
 ..................................................................................................
    Kemper Ohio Tax-Free Income Fund Class C    3.74     4.46        5.02         (since 5/31/94)
 ..................................................................................................

KEMPER OHIO TAX-FREE INCOME FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 3/31/93 to 8/31/00
[LINE GRAPH KEMPER OHIO TAX-FREE INCOME FUND CLASS A]

                                                  KEMPER OHIO TAX-FREE           LEHMAN BROTHERS
                                                 INCOME FUND CLASS A(1)       MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
3/22/93                                                  9555.00                    10000.00                    10000.00
                                                        10083.00                    10327.00                    10056.00
                                                        10584.00                    10826.00                    10153.00
                                                        10237.00                    10348.00                    10306.00
                                                        10196.00                    10271.00                    10425.00
6/30/95                                                 11138.00                    11257.00                    10620.00
                                                        12068.00                    12059.00                    10689.00
                                                        11804.00                    12005.00                    10912.00
                                                        12447.00                    12593.00                    11045.00
                                                        12786.00                    12996.00                    11163.00
12/31/97                                                13527.00                    13750.00                    11233.00
                                                        13871.00                    14120.00                    11351.00
                                                        14318.00                    14641.00                    11414.00
                                                        14080.00                    14517.00                    11574.00
                                                        13851.00                    14340.00                    11720.00
                                                        14298.00                    14983.00                    11999.00
8/31/00                                                 14659.00                    15425.00                    12022.00

KEMPER OHIO TAX-FREE INCOME FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 8/31/00
[LINE GRAPH KEMPER OHIO TAX-FREE INCOME FUND CLASS B]

                                                  KEMPER OHIO TAX-FREE           LEHMAN BROTHERS
                                                 INCOME FUND CLASS B(1)       MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9955.00                     9942.00                    10034.00
                                                         9881.00                     9868.00                    10149.00
                                                        10746.00                    10816.00                    10339.00
                                                        11609.00                    11586.00                    10407.00
6/30/96                                                 11297.00                    11534.00                    10624.00
                                                        11873.00                    12099.00                    10753.00
                                                        12143.00                    12486.00                    10868.00
                                                        12794.00                    13211.00                    10936.00
6/30/98                                                 13079.00                    13566.00                    11051.00
                                                        13448.00                    14067.00                    11112.00
                                                        13170.00                    13948.00                    11268.00
                                                        12907.00                    13777.00                    11410.00
                                                        13266.00                    14996.00                    11681.00
8/31/00                                                 13569.00                    14821.00                    11704.00

KEMPER OHIO TAX-FREE INCOME FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 8/31/00
[LINE GRAPH KEMPER OHIO TAX-FREE INCOME FUND CLASS C]

                                                  KEMPER OHIO TAX-FREE           LEHMAN BROTHERS
                                                 INCOME FUND CLASS C(1)        MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------        ---------------------      ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9933.00                     9942.00                    10034.00
                                                         9880.00                     9868.00                    10149.00
                                                        10758.00                    10816.00                    10339.00
                                                        11608.00                    11586.00                    10407.00
6/30/96                                                 11305.00                    11534.00                    10624.00
                                                        11874.00                    12099.00                    10753.00
                                                        12151.00                    12486.00                    10868.00
                                                        12803.00                    13211.00                    10936.00
6/30/98                                                 13076.00                    13566.00                    11051.00
                                                        13446.00                    14067.00                    11112.00
                                                        13165.00                    13948.00                    11268.00
                                                        12899.00                    13777.00                    11410.00
                                                        13260.00                    14996.00                    11681.00
8/31/00                                                 13576.00                    14821.00                    11704.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 4.5%. FOR CLASS B
  SHARES, THE MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE IS 4%. CLASS C
  SHARES HAVE NO SALES ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. AVERAGE ANNUAL
  RETURN REFLECTS ANNUALIZED CHANGE,
  WHILE TOTAL RETURN REFLECTS AGGREGATE
  CHANGE. DURING THE PERIODS NOTED,
  SECURITIES PRICES FLUCTUATED. FOR
  ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS AND STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING THE KEMPER STATE TAX-FREE
    INCOME FUNDS WITH THE LEHMAN
    BROTHERS MUNICIPAL BOND INDEX, YOU
    SHOULD NOTE THAT THE FUNDS'
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGES, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDEX.

 +THE LEHMAN BROTHERS MUNICIPAL BOND
  INDEX INCLUDES APPROXIMATELY 15,000
  BONDS. TO BE INCLUDED IN THE INDEX A
  MUNICIPAL BOND MUST MEET THE FOLLOWING
  CRITERIA: A MINIMUM CREDIT RATING OF
  BBB, HAVE BEEN ISSUED AS A PART OF AN
  ISSUE OF AT LEAST $50 MILLION, HAVE
  BEEN ISSUED WITHIN THE LAST 5 YEARS,
  AND HAVE A MATURITY OF AT LEAST 2
  YEARS. BONDS SUBJECT TO ALTERNATIVE
  MINIMUM TAX, VARIABLE-RATE BONDS AND
  ZERO-COUPON BONDS ARE EXCLUDED FROM
  THE INDEX. SOURCE: WIESENBERGER(R).

++THE CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. IT IS
  GENERALLY CONSIDERED TO BE A MEASURE
  OF INFLATION. SOURCE: WIESENBERGER(R).

PORTFOLIO STATISTICS

KEMPER OHIO TAX-FREE INCOME FUND

          PORTFOLIO COMPOSITION*         ON 8/31/00              ON 8/31/99
    REVENUE BONDS                            48%                     49%
 ..................................................................................
    GENERAL OBLIGATION BONDS                 35                      34
 ..................................................................................
    U.S. GOVERNMENT SECURED                  17                      17
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

                  QUALITY                ON 8/31/00              ON 8/31/99
    AAA                                      64%                     67%
 ..................................................................................
    AA                                       14                      13
 ..................................................................................
    A                                        --                       3
 ..................................................................................
    BBB                                       7                       6
 ..................................................................................
    BB                                        3                       3
 ..................................................................................
    NOT RATED                                12                       8
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

             YEARS TO MATURITY           ON 8/31/00              ON 8/31/99
    1-10 YEARS                               57%                     64%
 ..................................................................................
    11-20 YEARS                              40                      32
 ..................................................................................
    +21 YEARS                                 3                       4
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

         INTEREST RATE SENSITIVITY       ON 8/31/00              ON 8/31/99
    AVERAGE DURATION                     6.8 years               6.7 years
 ..................................................................................
    AVERAGE MATURITY                     9.0 years               12.2 years
----------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

OHIO TAX-FREE INCOME FUND
Portfolio of Investments at August 31, 2000

                     ISSUER                                                       PRINCIPAL AMOUNT      VALUE
MUNICIPAL INVESTMENTS--100.0%
--------------------------------------------------------------------------------------------------------------------
                     Akron, OH, Sewer System, Revenue, 5.900%, 12/01/2011            $  385,000      $   410,186
                     -----------------------------------------------------------------------------------------------
                     Athens County, OH, Economic Development, Revenue, Ohio
                       Athens Inc. Project, 6.250%, 11/01/2011                          500,000          486,075
                     -----------------------------------------------------------------------------------------------
                     Avon, OH, Local School District, General Obligation,
                       6.500%, 12/01/2015                                               940,000        1,073,376
                     -----------------------------------------------------------------------------------------------
                     (b)Batavia, OH, Local School District, General Obligation,
                       Prerefunded 12/01/2005, 7.000%, 12/01/2014                       500,000          568,390
                     -----------------------------------------------------------------------------------------------
                     Beavercreek, OH, Local School District, General Obligation,
                       Series 1996, 6.600%, 12/01/2015                                  500,000          576,185
                     -----------------------------------------------------------------------------------------------
                     Big Walnut, OH, Local School District, General Obligation,
                       zero coupon, 12/01/2012                                          420,000          222,743
                     -----------------------------------------------------------------------------------------------
                     Cleveland, OH, Revenue Bond, Cleveland Stadium, zero
                       coupon:
                       12/01/2008                                                       825,000          517,036
                       12/01/2012                                                       815,000          407,035
                       12/01/2020                                                       820,000          257,119
                     -----------------------------------------------------------------------------------------------
                     Cleveland, OH, Waterworks Revenue, 6.250%, 01/01/2015               25,000           25,985
                     -----------------------------------------------------------------------------------------------
                     (b)Cleveland, OH, Waterworks Revenue, Prerefunded
                       01/01/2002, 6.250%, 01/01/2015                                   615,000          641,832
                     -----------------------------------------------------------------------------------------------
                     (b)Cleveland, OH Public Power System Revenue, First
                       Mortgage, Prerefunded 11/15/2004, 7.000%, 11/15/2024             600,000          669,360
                     -----------------------------------------------------------------------------------------------
                     Cleveland, OH Public Power Systems, 7.000%, 11/15/2017             600,000          629,172
                     -----------------------------------------------------------------------------------------------
                     (b)Cleveland, OH Public Power Systems, Prerefunded
                       11/15/2001, 7.000%, 11/15/2017                                   150,000          157,610
                     -----------------------------------------------------------------------------------------------
                     Cleveland-Cuyahoga County, OH, Port Development Revenue,
                       C&P Docks Project, 6.000%, 03/01/2007                            485,000          472,307
                     -----------------------------------------------------------------------------------------------
                     Columbus, OH, Municipal Airport Authority, Revenue, 6.000%,
                       01/01/2014                                                       250,000          258,545
                     -----------------------------------------------------------------------------------------------
                     (b)Crawford County, OH, General Obligation, Prerefunded
                       12/01/2004, 6.750%, 12/01/2019                                   700,000          776,293
                     -----------------------------------------------------------------------------------------------
                     Cuyahoga County, OH, General Obligation, 5.650%, 05/15/2018        500,000          521,360
                     -----------------------------------------------------------------------------------------------
                     Cuyahoga County, OH, Multifamily Housing Revenue, 6.500%,
                       10/20/2020                                                     1,000,000        1,027,420
                     -----------------------------------------------------------------------------------------------
                     (b)Cuyahoga County, OH, Hospital Revenue, Meridia Health
                       System, Prerefunded 8/15/2005, 6.250%, 08/15/2014                950,000        1,040,773
                     -----------------------------------------------------------------------------------------------
                     Dublin, OH, City School District, General Obligation, zero coupon:
                       12/01/2010                                                       500,000          300,490
                       12/01/2011                                                     1,095,000          624,807
                     -----------------------------------------------------------------------------------------------
                     Edon Township, OH, Local School District, General
                       Obligation, 6.000%, 12/01/2019                                   475,000          507,803
                     -----------------------------------------------------------------------------------------------
                     Fayette County, OH, Rattlesnake Improvement Area, General
                       Obligation, 5.900%, 12/01/2013                                   145,000          148,538
                     -----------------------------------------------------------------------------------------------
                     Finneytown, OH, Local School District, General Obligation,
                       6.200%, 12/01/2017                                               320,000          354,381
                     -----------------------------------------------------------------------------------------------
                     Franklin, OH, Muskingum County Local School District,
                       General Obligation, 6.500%, 12/01/2013                           500,000          564,715
                     -----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  37

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                       PRINCIPAL AMOUNT      VALUE
                     Green Springs, OH, Health Care, Revenue, St Francis Health
                       Care Center Project, Series A, 7.000%, 05/15/2014             $  400,000      $   342,960
                     -----------------------------------------------------------------------------------------------
                     Highland Heights, OH, General Obligation, 6.150%,
                       12/01/2012                                                       145,000          152,578
                     -----------------------------------------------------------------------------------------------
                     (b)Lakeview, OH, Local School District, General Obligation,
                       Prerefunded 12/01/2004, 6.900%, 12/01/2014                       700,000          780,150
                     -----------------------------------------------------------------------------------------------
                     Lakota, OH, Local School District, General Obligation,
                       7.000%, 12/01/2008                                               500,000          579,515
                     -----------------------------------------------------------------------------------------------
                     Liberty, OH, Local School District, General Obligation,
                       zero coupon:
                       12/01/2011                                                       250,000          142,650
                       12/01/2012                                                       255,000          136,779
                       12/01/2014                                                       570,000          264,366
                     -----------------------------------------------------------------------------------------------
                     Lucas County, OH, Toledo Port Authority Development,
                       Revenue Bond, Northwest Ohio Bond Fund, Series A, 5.400%,
                       05/15/2019                                                       500,000          434,330
                     -----------------------------------------------------------------------------------------------
                     Lucas County, OH, General Obligation:
                       6.050%, 12/01/2013                                               130,000          138,735
                       6.500%, 12/01/2016                                               250,000          276,053
                     -----------------------------------------------------------------------------------------------
                     Marion County, OH, Health Care Facilities, Revenue, Church
                       Homes Project:
                       6.375%, 11/15/2010                                               280,000          266,372
                       6.300%, 11/15/2015                                               400,000          363,228
                     -----------------------------------------------------------------------------------------------
                     Medina, OH, City School District, General Obligation,
                       12/01/2010, zero coupon                                        1,045,000          633,061
                     -----------------------------------------------------------------------------------------------
                     Napoleon, OH, Health Care Facility, Lutheran Orphans' and
                       Old Folks' Home Society, Revenue, 6.875%, 08/01/2023             445,000          472,959
                     -----------------------------------------------------------------------------------------------
                     (b)Northeast Ohio Regional Sewer District, Wastewater
                       Revenue, Prerefunded 11/15/2001, 6.500%, 11/15/2016              300,000          310,623
                     -----------------------------------------------------------------------------------------------
                     Ohio Higher Education Facility Commission, University of
                       Findlay Project, Revenue, 6.125%, 09/01/2016                     400,000          407,968
                     -----------------------------------------------------------------------------------------------
                     (b)Ohio Housing Finance Agency, GNMA Single Family Mortgage
                       Revenue, Prerefunded 1/15/2013, zero coupon, 01/15/2015        1,000,000          429,170
                     -----------------------------------------------------------------------------------------------
                     Ohio Housing Finance Agency, GNMA Single Family Mortgage
                       Revenue, 7.850%, 09/01/2021                                      140,000          142,976
                     -----------------------------------------------------------------------------------------------
                     Ohio Housing Finance Agency, Multifamily Housing, Westlake
                       Apartments Project, Revenue, 5.850%, 12/01/2016                  500,000          504,505
                     -----------------------------------------------------------------------------------------------
                     Ohio State Building Authority, Adult Correctional Building
                       Fund, Revenue, 6.125%, 10/01/2012                                310,000          328,591
                     -----------------------------------------------------------------------------------------------
                     (b)Ohio State Building Authority, Revenue, Prerefunded
                       06/01/2001, 6.250%, 06/01/2011                                   215,000          222,286
                     -----------------------------------------------------------------------------------------------
                     Ohio State Building Authority, Administrative Building
                       Funds Project Revenue, 6.300%, 10/01/2011                        140,000          147,979
                     -----------------------------------------------------------------------------------------------
                     (b)Ohio State Building Authority, Juvenile Correctional
                       Building Authority, Prerefunded 10/01/2004, 6.600%,
                       10/01/2014                                                       200,000          219,740
                     -----------------------------------------------------------------------------------------------
                     Ohio State Higher Education Facility, Xavier University,
                       Revenue, 6.000%, 05/15/2011                                      240,000          258,598
                     -----------------------------------------------------------------------------------------------
                     Ohio State Higher Education Facility, University of Dayton,
                       Revenue, 6.600%, 12/01/2017                                      430,000          462,052
                     -----------------------------------------------------------------------------------------------
                     Ohio State Higher Education Facility, Dominican College,
                       Revenue, 6.625%, 12/01/2014                                      600,000          628,452
                     -----------------------------------------------------------------------------------------------
                     Ohio State University, General Receipts, 6.000%, 12/01/2017        560,000          595,358
                     -----------------------------------------------------------------------------------------------

 38 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                       PRINCIPAL AMOUNT      VALUE
                     Ohio State Water Development Authority, Revenue, Bay Shore
                       Project, Series A, 5.875%, 09/01/2020                         $  200,000      $   161,154
                     -----------------------------------------------------------------------------------------------
                     Ohio State Water Development Authority, Pollution Control,
                       Revenue, 6.100%, 08/01/2020                                    1,000,000          951,330
                     -----------------------------------------------------------------------------------------------
                     Olentangy, OH, Local School District, General Obligation,
                       5.850%, 12/01/2007                                               400,000          428,796
                     -----------------------------------------------------------------------------------------------
                     (b)Olentangy, OH, Local School District, General
                       Obligation, Prerefunded 12/01/01, 6.350%, 12/01/2017             150,000          156,596
                     -----------------------------------------------------------------------------------------------
                     (b)Olmstead Falls, OH, City School District, General
                       Obligation, Prerefunded 12/15/04, 6.850%, 12/15/2011             250,000          277,945
                     -----------------------------------------------------------------------------------------------
                     Sandusky County, OH, General Obligation, 6.200%, 12/01/2013        500,000          537,455
                     -----------------------------------------------------------------------------------------------
                     South Euclid-Lyndhurst, OH, City School District, General
                       Obligation, 6.400%, 12/01/2018                                   535,000          583,284
                     -----------------------------------------------------------------------------------------------
                     Springboro, OH, Community City School District, School
                       Improvement, General Obligation, 6.000%, 12/01/2011              500,000          550,960
                     -----------------------------------------------------------------------------------------------
                     Springdale, OH, Hospital Facilities Revenue, 6.000%,
                       11/01/2018                                                       750,000          687,135
                     -----------------------------------------------------------------------------------------------
                     Stongsville, OH, General Obligation, 6.700%, 12/01/2011            500,000          559,600
                     -----------------------------------------------------------------------------------------------
                     Toledo, OH, General Obligation:
                       6.100%, 12/01/2014                                               250,000          267,275
                       6.350%, 12/01/2025                                             1,000,000        1,054,430
                     -----------------------------------------------------------------------------------------------
                     Trumbull County, OH, Sewer Improvement, General Obligation,
                       6.200%, 12/01/2014                                               500,000          536,455
                     -----------------------------------------------------------------------------------------------
                     Tuscarawas Valley, OH, Local School District, General
                       Obligation, 6.600%, 12/01/2015                                   365,000          408,329
                     -----------------------------------------------------------------------------------------------
                     University Cincinnati Ohio General Receipts, Revenue,
                       5.50%, 06/01/2012                                              1,280,000        1,343,795
                     -----------------------------------------------------------------------------------------------
                     University of Akron, General Receipts, Revenue, 5.750%,
                       01/01/2013                                                     1,000,000        1,059,460
                     -----------------------------------------------------------------------------------------------
                     Wayne, OH, Local School District, General Obligation:
                       6.450%, 12/01/2011                                               155,000          175,345
                       6.450%, 12/01/2016                                               200,000          228,210
                     -----------------------------------------------------------------------------------------------
                     Willoughby, OH, Industrial Development Revenue, Series A,
                       6.875%, 07/01/2016                                               575,000          562,741
                     -----------------------------------------------------------------------------------------------
                     Wooster, OH, City School District, General Obligation,
                       12/01/2013, zero coupon                                          930,000          468,032
                     -----------------------------------------------------------------------------------------------
                     Youngstown, OH, General Obligation, 6.125%, 12/01/2014             110,000          117,706
                     -----------------------------------------------------------------------------------------------
                     Puerto Rico, Municipal Finance Agency, Revenue, 6.000%,
                       07/01/2014                                                       250,000          270,210
                     -----------------------------------------------------------------------------------------------
                     Puerto Rico, Ports Authority, American Airlines, Inc.,
                       Project, Revenue, 6.250%, 06/01/2026                             360,000          367,708
                     -----------------------------------------------------------------------------------------------
                     Puerto Rico Electric Power Authority, 5.250%, 07/01/2029           500,000          487,990
                     -----------------------------------------------------------------------------------------------
                     Virgin Islands Public Finance Authority, Revenue, Series A,
                       6.500%, 10/01/2024                                               300,000          311,382
                     -----------------------------------------------------------------------------------------------
                     (b)Virgin Islands Public Financial Authority Revenue,
                       Series 1992 A, Prerefunded 10/01/2002 at 102, 7.250%,
                       10/01/2018                                                       225,000          243,068
                     -----------------------------------------------------------------------------------------------
                     TOTAL MUNICIPAL INVESTMENTS--100.0%
                     (Cost $34,548,568)(a)                                                           $35,677,961
                     -----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  39

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purpose was $34,548,568. At August 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,129,393. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,470,081 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $340,688.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

 40 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS & LIABILITIES
As of August 31, 2000

                                                      CALIFORNIA      FLORIDA       NEW YORK         OHIO
ASSETS
Investments in securities, at value
(cost, see accompanying portfolios of
investments)                                         $792,986,064    76,097,439    209,898,723    35,677,961
------------------------------------------------------------------------------------------------------------
Cash                                                      801,590       171,217        217,307       642,130
------------------------------------------------------------------------------------------------------------
Receivable for investments sold                         1,126,255        70,000      3,759,494     1,054,473
------------------------------------------------------------------------------------------------------------
Interest receivable                                    10,679,269     1,237,180      2,572,592       517,102
------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                         1,556,195        21,945        126,311         3,745
------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                          807,149,373    77,597,781    216,574,427    37,895,411
------------------------------------------------------------------------------------------------------------
LIABILITIES
Dividend payable                                          740,939        61,608        162,964        25,874
------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                          582,816        47,601        100,848         9,903
------------------------------------------------------------------------------------------------------------
Accrued management fee                                    235,256        19,727         68,328        10,144
------------------------------------------------------------------------------------------------------------
Other accrued expenses and payables                       254,136        89,548        100,690        42,651
------------------------------------------------------------------------------------------------------------
Total liabilities                                       1,813,147       218,484        432,830        88,572
------------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                 $805,336,226    77,379,297    216,141,597    37,806,839
------------------------------------------------------------------------------------------------------------
NET ASSETS
Net assets consist of:
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investments                                          $ 46,435,481     1,984,728      6,715,127     1,129,393
------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                  (20,727,243)   (2,164,406)    (5,609,279)     (633,777)
------------------------------------------------------------------------------------------------------------
Paid-in-capital                                       779,627,988    77,558,975    215,035,749    37,311,223
------------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                 $805,336,226    77,379,297    216,141,597    37,806,839
------------------------------------------------------------------------------------------------------------
NET ASSETS VALUE AND OFFERING PRICE
CLASS A SHARES
  Net assets applicable to shares outstanding        $767,460,009    70,264,965    200,805,551    24,319,151
------------------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares
  authorized                                          105,153,966     7,131,611     19,334,475     2,442,221
------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share            $7.30          9.85          10.39          9.96
------------------------------------------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of
  net asset value.)                                         $7.64         10.31          10.88         10.43
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding        $ 32,522,519     5,915,107     11,795,400    11,132,151
------------------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares
  authorized                                            4,450,203       601,885      1,133,799     1,118,445
------------------------------------------------------------------------------------------------------------
  Net asset value, offering and redemption price
  (subject to contingent deferred sales charge)
  per share                                                 $7.31          9.83          10.40          9.95
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding        $  5,353,698     1,199,225      3,540,646     2,355,537
------------------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares
  authorized                                              737,868       121,974        341,064       236,581
------------------------------------------------------------------------------------------------------------
  Net asset value, offering and redemption price
  (subject to contingent deferred sales charge)
  per share                                                 $7.26          9.83          10.38          9.96
------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  41

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Year ended August 31, 2000

                                                        CALIFORNIA      FLORIDA       NEW YORK        OHIO
INVESTMENT INCOME
Interest                                               $ 47,287,870     4,787,253    12,559,587     2,257,820
-------------------------------------------------------------------------------------------------------------
Expenses:
Management fee                                            4,239,099       454,274     1,242,994       218,857
-------------------------------------------------------------------------------------------------------------
Services to shareholders                                    550,625        55,897       169,761        37,012
-------------------------------------------------------------------------------------------------------------
Custodian fee                                                23,421         6,116        10,327         4,608
-------------------------------------------------------------------------------------------------------------
Distribution services fees                                  281,603        54,504       119,301       102,657
-------------------------------------------------------------------------------------------------------------
Administrative services fees                              1,771,236       189,979       460,350        89,544
-------------------------------------------------------------------------------------------------------------
Auditing                                                     29,472         3,988         5,750         5,448
-------------------------------------------------------------------------------------------------------------
Legal                                                         9,764        17,115         3,024         8,448
-------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                  15,859         5,976         8,351         4,460
-------------------------------------------------------------------------------------------------------------
Reports to shareholders                                     147,570        44,836        80,752        29,173
-------------------------------------------------------------------------------------------------------------
Registration fees                                            44,772        44,947        47,676        15,323
-------------------------------------------------------------------------------------------------------------
Other                                                        73,859         5,834         2,943           175
-------------------------------------------------------------------------------------------------------------
Total expenses, before expense reductions                 7,187,280       883,466     2,151,229       515,705
-------------------------------------------------------------------------------------------------------------
Expense reductions                                          (72,469)       (7,061)      (20,670)       (3,604)
-------------------------------------------------------------------------------------------------------------
Total expenses, after expense reductions                  7,114,811       876,405     2,130,559       512,101
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                           $ 40,173,059     3,910,848    10,429,028     1,745,719
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                             (10,025,716)   (1,504,338)   (4,641,456)     (241,898)
-------------------------------------------------------------------------------------------------------------
Futures                                                          --            --       560,193            --
-------------------------------------------------------------------------------------------------------------
                                                        (10,025,716)   (1,504,338)   (4,081,263)     (241,898)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during
the period on:
Investments                                              31,464,035     2,104,728     7,243,127        46,394
-------------------------------------------------------------------------------------------------------------
Futures                                                          --            --      (173,000)           --
-------------------------------------------------------------------------------------------------------------
                                                         31,464,035     2,104,728     7,070,127        46,394
-------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions               21,438,319       600,390     2,988,864      (195,504)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      $ 61,611,378     4,511,238    13,417,892     1,550,215
-------------------------------------------------------------------------------------------------------------

 42 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                          CALIFORNIA                       FLORIDA
                                                ------------------------------    --------------------------
                                                 YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                 AUGUST 31,       AUGUST 31,      AUGUST 31,     AUGUST 31,
                                                    2000             1999            2000           1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                    $  40,173,059       44,834,762      3,910,848      4,649,353
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                      (10,025,716)       3,245,527     (1,504,338)       549,501
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
on investment transactions during the period       31,464,035      (56,399,762)     2,104,728     (7,290,259)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          61,611,378       (8,319,473)     4,511,238     (2,091,405)
------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                         (38,577,116)     (43,236,597)    (3,606,928)    (4,364,443)
------------------------------------------------------------------------------------------------------------
  Class B                                          (1,394,432)      (1,409,524)      (260,224)      (250,219)
------------------------------------------------------------------------------------------------------------
  Class C                                            (201,511)        (188,641)       (43,696)       (34,691)
------------------------------------------------------------------------------------------------------------
From net realized gains
  Class A                                                  --      (17,156,259)            --     (2,089,138)
------------------------------------------------------------------------------------------------------------
  Class B                                                  --         (666,246)            --       (143,950)
------------------------------------------------------------------------------------------------------------
  Class C                                                  --          (66,451)            --        (14,823)
------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                         351,962,728      482,648,150     11,033,379     19,230,364
------------------------------------------------------------------------------------------------------------
Reinvestment of distributions                      22,443,575       37,748,170      1,784,171      3,575,742
------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                          (486,445,940)    (577,687,482)   (28,519,007)   (28,868,538)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
Fund Share transactions                          (112,039,637)     (57,291,162)   (15,701,457)    (6,062,432)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                 (90,601,318)    (128,334,353)   (15,101,067)   (15,051,101)
------------------------------------------------------------------------------------------------------------
Net assets at beginning of period                 895,937,544    1,024,271,897     92,480,364    107,531,465
------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                     $ 805,336,226      895,937,544     77,379,297     92,480,364
------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  43

FINANCIAL STATEMENTS

                                                             NEW YORK                        OHIO
                                                    ---------------------------    -------------------------
                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                        2000           1999           2000           1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                        $ 10,429,028     12,234,327      1,745,719     1,924,432
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                          (4,081,263)     2,961,591       (241,898)      (69,627)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period              7,070,127    (19,291,040)        46,394    (2,331,500)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                       13,417,892     (4,095,122)     1,550,215      (476,695)
------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                             (9,808,092)   (11,599,352)    (1,206,645)   (1,432,547)
------------------------------------------------------------------------------------------------------------
  Class B                                               (477,980)      (484,334)      (461,013)     (449,334)
------------------------------------------------------------------------------------------------------------
  Class C                                               (142,956)      (150,641)       (78,061)      (42,551)
------------------------------------------------------------------------------------------------------------
From net realized gains
  Class A                                                     --     (6,096,479)            --      (129,465)
------------------------------------------------------------------------------------------------------------
  Class B                                                     --       (295,245)            --       (49,141)
------------------------------------------------------------------------------------------------------------
  Class C                                                     --        (97,847)            --        (4,353)
------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                             18,002,085     15,180,010      3,968,715     8,983,302
------------------------------------------------------------------------------------------------------------
Reinvestment of distributions                          6,015,364     11,885,439        984,532     1,301,967
------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                              (64,306,714)   (35,124,873)   (11,814,351)   (6,678,846)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
Share transactions                                   (40,289,265)    (8,059,424)    (6,861,104)    3,606,423
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                    (37,300,401)   (30,878,440)    (7,056,608)    1,022,337
------------------------------------------------------------------------------------------------------------
Net assets at beginning of period                    253,441,998    284,320,438     44,863,447    43,841,110
------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                         $216,141,597    253,441,998     37,806,839    44,863,447
------------------------------------------------------------------------------------------------------------

 44 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                         CLASS A
                                                                  YEAR ENDED AUGUST 31,
                                                  ------------------------------------------------------
CALIFORNIA                                          2000      1999      1998      1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                   $7.10      7.65      7.52      7.31        7.35
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                         .34       .34       .36       .38         .39
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                              .20      (.41)      .26       .25         .04
--------------------------------------------------------------------------------------------------------
Total from investment operations                       .54      (.07)      .62       .63         .43
--------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.34)     (.34)     (.36)     (.38)       (.39)
--------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions         --      (.14)     (.13)     (.04)       (.08)
--------------------------------------------------------------------------------------------------------
Total distributions                                   (.34)     (.48)     (.49)     (.42)       (.47)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                         $7.30      7.10      7.65      7.52        7.31
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                  7.97     (1.07)     8.56      8.78        5.92
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year ($ thousands)              767,460   854,921   982,113   979,471   1,022,147
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        .85       .82       .78       .79         .78
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         .84       .82       .78       .79         .78
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             4.98      4.60      4.82      5.08        5.18
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             57        62        61        79         100
--------------------------------------------------------------------------------------------------------

                                                                        CLASS B
                                                                 YEAR ENDED AUGUST 31,
                                                  ------------------------------------------------------
                                                   2000      1999        1998      1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                   $7.11      7.66      7.52      7.32        7.35
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                         .29       .28       .30       .32         .32
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                              .20      (.41)      .27       .24         .05
--------------------------------------------------------------------------------------------------------
Total from investment operations                       .49      (.13)      .57       .56         .37
--------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.29)     (.28)     (.30)     (.32)       (.32)
--------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions         --      (.14)     (.13)     (.04)       (.08)
--------------------------------------------------------------------------------------------------------
Total distributions                                   (.29)     (.42)     (.43)     (.36)       (.40)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                         $7.31      7.11      7.66      7.52        7.32
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                  7.14     (1.90)     7.79      7.73        5.16
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year ($ thousands)               32,523    37,070    35,466    26,930      17,536
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       1.64      1.65      1.63      1.62        1.63
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.63      1.65      1.63      1.62        1.63
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             4.19      3.75      3.97      4.25        4.33
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             57        62        61        79         100
--------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  45

FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                                           YEAR ENDED AUGUST 31,
                                                  ----------------------------------------
                                                  2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year
                                                  $7.05    7.60    7.50    7.31   7.34
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                      .29     .28     .30     .32    .32
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                           .21    (.41)    .23     .23    .05
------------------------------------------------------------------------------------------
Total from investment operations                    .50    (.13)    .53     .55    .37
------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            (.29)   (.28)   (.30)   (.32)  (.32)
------------------------------------------------------------------------------------------
  Net realized gains on investment transactions      --    (.14)   (.13)   (.04)  (.08)
------------------------------------------------------------------------------------------
Total distributions                                (.29)   (.42)   (.43)   (.36)  (.40)
------------------------------------------------------------------------------------------
Net asset value, end of year                      $7.26    7.05    7.60    7.50   7.31
------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                               7.34   (1.91)   7.21    7.59   5.15
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year ($ thousands)             5,354   3,947   6,693   1,506    855
------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    1.64    1.68    1.62    1.60   1.64
------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     1.63    1.68    1.62    1.60   1.64
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          4.19    3.71    3.98    4.27   4.32
------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          57      62      61      79    100
------------------------------------------------------------------------------------------

 46 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                      CLASS A
                                                               YEAR ENDED AUGUST 31,
                                                  ------------------------------------------------
FLORIDA                                            2000     1999     1998      1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                 $9.72    10.62     10.42    10.21     10.27
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                       .45      .47       .49      .51       .52
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            .13     (.68)      .35      .33       .08
--------------------------------------------------------------------------------------------------
Total from investment operations                     .58     (.21)      .84      .84       .60
--------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (.45)    (.47)     (.49)    (.51)     (.52)
--------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions       --     (.22)     (.15)    (.12)     (.14)
--------------------------------------------------------------------------------------------------
Total distributions                                 (.45)    (.69)     (.64)    (.63)     (.66)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                       $9.85     9.72     10.62    10.42     10.21
--------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                6.15    (2.13)     8.27     8.37      5.83
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year ($ thousands)             70,265   84,757   100,431   99,051   105,028
--------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     1.00      .88       .85      .83       .84
--------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       .99      .88       .85      .83       .84
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           4.80     4.57      4.65     4.92      5.00
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           21       56        70       87       119
--------------------------------------------------------------------------------------------------

                                                                       CLASS B
                                                                YEAR ENDED AUGUST 31,
                                                  -------------------------------------------------
                                                   2000      1999     1998      1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $9.71    10.60     10.40    10.19     10.26
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                               .38      .39       .40      .42       .43
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                             .12     (.67)      .35      .33       .07
---------------------------------------------------------------------------------------------------
Total from investment operations                      .50     (.28)      .75      .75       .50
---------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                              (.38)    (.39)     (.40)    (.42)     (.43)
---------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions        --     (.22)     (.15)    (.12)     (.14)
---------------------------------------------------------------------------------------------------
Total distributions                                  (.38)    (.61)     (.55)    (.54)     (.57)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                        $9.83     9.71     10.60    10.40     10.19
---------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                 5.32    (2.85)     7.38     7.48      4.84
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year ($ thousands)               5,915    6,474     6,379    4,226     2,752
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.77     1.69      1.68     1.65      1.68
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.76     1.69      1.68     1.65      1.68
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            4.03     3.76      3.82     4.10      4.16
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            21       56        70       87       119
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  47

FINANCIAL HIGHLIGHTS

                                                                   CLASS C
                                                            YEAR ENDED AUGUST 31,
                                                  ------------------------------------------
                                                   2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year
                                                   $9.71   10.60   10.41   10.20   10.26
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                       .38     .39     .40     .42     .43
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            .12    (.67)    .34     .33     .08
--------------------------------------------------------------------------------------------
Total from investment operations                     .50    (.28)    .74     .75     .51
--------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (.38)   (.39)   (.40)   (.42)   (.43)
--------------------------------------------------------------------------------------------
  Net realized gains on investment transactions       --    (.22)   (.15)   (.12)   (.14)
--------------------------------------------------------------------------------------------
Total distributions                                 (.38)   (.61)   (.55)   (.54)   (.57)
--------------------------------------------------------------------------------------------
Net asset value, end of year                       $9.83    9.71   10.60   10.41   10.20
--------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                5.34   (2.84)   7.26    7.49    4.97
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year ($ thousands)              1,199   1,249     721     568     325
--------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     1.74    1.68    1.69    1.64    1.64
--------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      1.73    1.68    1.69    1.64    1.64
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           4.06    3.76    3.81    4.11    4.20
--------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           21      56      70      87     119
--------------------------------------------------------------------------------------------

 48 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                 CLASS A
                                                                          YEAR ENDED AUGUST 31,
                                                         --------------------------------------------------------
                       NEW YORK                            2000       1999       1998       1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                         $10.22      11.11      10.93      10.66      10.80
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                .47        .49        .53        .56        .56
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                .17       (.63)       .36        .36         --
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                              .64       (.14)       .89        .92        .56
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                      (.47)      (.49)      (.53)      (.56)      (.56)
-----------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                --       (.26)      (.18)      (.09)      (.14)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                          (.47)      (.75)      (.71)      (.65)      (.70)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $10.39      10.22      11.11      10.93      10.66
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                         6.50      (1.52)      8.44       8.77       5.26
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year ($ thousands)                     200,806    235,800    268,155    272,777    294,121
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               .89        .88        .84        .83        .83
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                .88        .88        .84        .83        .83
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    4.68       4.49       4.81       5.15       5.15
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    26         69         77         92        104
-----------------------------------------------------------------------------------------------------------------

                                                                                   CLASS B
                                                                            YEAR ENDED AUGUST 31,
                                                              --------------------------------------------------
                                                               2000       1999      1998      1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year
                                                               $10.23     11.13     10.94     10.66    10.80
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    .38       .39       .44       .47      .47
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                    .17      (.64)      .37       .37       --
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                  .55      (.25)      .81       .84      .47
----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                          (.38)     (.39)     (.44)     (.47)    (.47)
----------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                    --      (.26)     (.18)     (.09)    (.14)
----------------------------------------------------------------------------------------------------------------
Total distributions                                              (.38)     (.65)     (.62)     (.56)    (.61)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $10.40     10.23     11.13     10.94    10.66
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                             5.60     (2.44)     7.65      7.96     4.36
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year ($ thousands)                          11,795    13,674    12,390    10,184    7,007
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  1.71      1.73      1.67      1.67     1.69
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   1.70      1.73      1.67      1.67     1.69
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        3.86      3.64      3.98      4.31     4.29
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        26        69        77        92      104
----------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  49

FINANCIAL HIGHLIGHTS

                                                                                 CLASS C
                                                                          YEAR ENDED AUGUST 31,
                                                         --------------------------------------------------------
                                                           2000       1999       1998       1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year
                                                           $10.21      11.10      10.92      10.65      10.79
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                       .39        .40        .44        .47        .47
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                .17       (.63)       .36        .36         --
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                              .56       (.23)       .80        .83        .47
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                      (.39)      (.40)      (.44)      (.47)      (.47)
-----------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                --       (.26)      (.18)      (.09)      (.14)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                          (.39)      (.66)      (.66)      (.56)      (.61)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $10.38      10.21      11.10      10.92      10.65
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                         5.64      (2.33)      7.56       7.87       4.38
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year ($ thousands)                       3,541      3,968      3,775      2,973      1,218
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              1.70       1.71       1.67       1.65       1.67
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               1.69       1.71       1.67       1.65       1.67
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    3.87       3.65       3.98       4.33       4.31
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    26         69         77         92        104
-----------------------------------------------------------------------------------------------------------------

 50 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                    CLASS A
                                                             YEAR ENDED AUGUST 31,
                                                  -------------------------------------------
                      OHIO                         2000      1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $9.97    10.54    10.22     9.93     9.81
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                        .46      .46      .47      .47      .48
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            (.01)    (.53)     .39      .32      .12
---------------------------------------------------------------------------------------------
Total from investment operations                      .45     (.07)     .86      .79      .60
---------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                              (.46)    (.46)    (.47)    (.47)    (.48)
---------------------------------------------------------------------------------------------
  Net realized gains on investment transactions        --     (.04)    (.07)    (.03)      --
---------------------------------------------------------------------------------------------
Total distributions                                  (.46)    (.50)    (.54)    (.50)    (.48)
---------------------------------------------------------------------------------------------
Net asset value, end of year                        $9.96     9.97    10.54    10.22     9.93
---------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                 4.58     (.66)    8.57     8.17     6.16
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year ($ thousands)              24,319   30,324   31,731   29,931   29,496
---------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.01      .94      .87      .89      .91
---------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.00      .94      .87      .89      .91
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            4.68     4.38     4.51     4.69     4.78
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             9       29       15       52       86
---------------------------------------------------------------------------------------------

                                                                    CLASS B
                                                             YEAR ENDED AUGUST 31,
                                                  -------------------------------------------
                                                   2000      1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $9.97    10.54    10.22     9.93     9.81
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                        .38      .38      .38      .39      .39
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            (.02)    (.53)     .39      .32      .12
---------------------------------------------------------------------------------------------
Total from investment operations                      .36     (.15)     .77      .71      .51
---------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                              (.38)    (.38)    (.38)    (.39)    (.39)
---------------------------------------------------------------------------------------------
  Net realized gains on investment transactions        --     (.04)    (.07)    (.03)      --
---------------------------------------------------------------------------------------------
Total distributions                                  (.38)    (.42)    (.45)    (.42)    (.39)
---------------------------------------------------------------------------------------------
Net asset value, end of year                        $9.95     9.97    10.54    10.22     9.93
---------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                 3.73    (1.55)    7.69     7.29     5.30
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year ($ thousands)              11,132   12,658   11,100    9,147    7,330
---------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.83     1.74     1.69     1.70     1.73
---------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.82     1.74     1.69     1.70     1.73
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            3.86     3.57     3.69     3.88     3.96
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             9       29       15       52       86
---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  51

FINANCIAL HIGHLIGHTS

                                                                   CLASS C
                                                            YEAR ENDED AUGUST 31,
                                                  -----------------------------------------
                                                   2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                 $9.97   10.54   10.22    9.93   9.81
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                       .38     .37     .38     .39    .39
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                           (.01)   (.53)    .39     .32    .12
-------------------------------------------------------------------------------------------
Total from investment operations                     .37    (.16)    .77     .71    .51
-------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (.38)   (.37)   (.38)  (.39)   (.39)
-------------------------------------------------------------------------------------------
  Net realized gains on investment transactions       --    (.04)   (.07)  (.03)     --
-------------------------------------------------------------------------------------------
Total distributions                                 (.38)   (.41)   (.45)   (.42)  (.39)
-------------------------------------------------------------------------------------------
Net asset value, end of year                       $9.96    9.97   10.54   10.22   9.93
-------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                3.74   (1.48)   7.70    7.32   5.28
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year ($ in thousands)           2,356   1,882   1,010     390    274
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     1.81    1.77    1.67    1.68   1.74
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      1.80    1.77    1.67    1.68   1.74
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           3.88    3.53    3.71    3.90   3.95
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            9      29      15      52     86
-------------------------------------------------------------------------------------------

(a) Total return does not reflect the effect of sales charges.

 * Annualized

** Not annualized

 52 The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper California Tax-Free Income Fund, Kemper
                             Florida Tax Free Income Fund, Kemper New York
                             Tax-Free Income Fund and Kemper Ohio Tax-Free
                             Income Fund (the "Funds") are a non-diversified series of Kemper State Tax-Free Income Series (the
                             "Trust") which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The
                             Trust is organized as a Massachusetts business trust. Each Fund offers multiple classes of shares.
                             Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance.
                             Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of each Fund has equal rights with respect to voting subject to class specific arrangements.

                             Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the calculated mean between the most recent bid and asked quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Kemper New York Tax-Free Income Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments

NOTES TO FINANCIAL STATEMENTS

                             ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, each Fund paid no federal income taxes and no federal income tax provision was required.

                             At August 31, 2000, the California, Florida and New York State Tax-Free Income Fund had a net tax basis capital loss carryforward of approximately $9,902,000, $623,000 and $2,538,000, respectively, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008, the expiration date. The Ohio State Tax-Free Income Fund had a net tax basis capital loss carryforward of approximately $356,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2007 ($14,000) and August 31, 2008
                             ($342,000), the respective expiration dates, whichever occurs first.

                             In addition, from November 1, 1999 through August 31, 2000, the California, Florida, New York and Ohio State Tax-Free Income Fund incurred approximately $7,437,000, $1,048,000, $2,721,000 and $139,000 of net realized capital losses, respectively. As permitted by tax regulations, each Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/ accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2
     PURCHASES AND
     SALES OF
     SECURITIES              For the year ended August 31, 2000, investment
                             transactions (excluding short-term instruments) were as follows (in thousands):

                                                                     CALIFORNIA     FLORIDA      NEW YORK      OHIO
                                                                     ----------     -------      --------      ----
                                       Purchases                    $452,803,901   18,774,966   57,299,964   3,197,649
                                       Proceeds from sales          $539,348,208   33,223,259   86,494,139   8,250,882

--------------------------------------------------------------------------------

3
     TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Trust has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). Under the management agreement each Fund pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first
                             $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. Management fees for the year ended
                             August 31, 2000 were as follows:

                                                                                MANAGEMENT FEE   EFFECTIVE RATE
                                                                                --------------   --------------
                                       California                                 $4,239,099          .52%
                                       Florida                                       454,274          .55
                                       New York                                    1,242,994          .55
                                       Ohio                                          218,857          .55

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Trust has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commission retained by KDI in connection with the distribution of each Fund's Class A shares for the year ended August 31, 2000 were as follows:

                                                                                             COMMISSIONS
                                                                                           RETAINED BY KDI
                                                                                          -----------------
                                       California                                              $52,012
                                       Florida                                                  12,148
                                       New York                                                 13,498
                                       Ohio                                                      1,709

                             For services under the distribution services agreement, each Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares of each Fund. In addition, KDI receives any contingent deferred sales charges (CDSC) from

NOTES TO FINANCIAL STATEMENTS

                             redemptions of Class B and Class C shares.
                             Distribution fees and CDSC for the year ended August 31, 2000 were as follows:

                                                                                       DISTRIBUTION FEES AND
                                                                                       CDSC RECEIVED BY KDI
                                                                                       ---------------------
                                       California                                            $381,870
                                       Florida                                                 84,389
                                       New York                                               162,977
                                       Ohio                                                   134,647

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, each Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various arrangements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid for the year ended August 31, 2000 were as follows:

                                                                           ASF INCURRED BY          UNPAID AT
                                                                          THE FUNDS TO KDI       AUGUST 31, 2000
                                                                          ----------------       ---------------
                                       California                            $1,771,236              $23,640
                                       Florida                                  189,979               16,134
                                       New York                                 460,350               35,876
                                       Ohio                                      89,544                3,662

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a Services Agreement with the Funds' transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Trust. Under the agreement, for the year ended August 31, 2000, KSvC received transfer agency fees as follows:

                                                                            FEES INCURRED BY        UNPAID AT
                                                                           THE FUNDS TO KSVC     AUGUST 31, 2000
                                                                           ------------------    ---------------
                                       California                               $385,377             $76,798
                                       Florida                                    40,467              11,842
                                       New York                                  130,672              23,733
                                       Ohio                                       45,347              12,179

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of Scudder Kemper. For the year ended August 31, 2000, the Funds made no payments to their officers and incurred trustees' fees aggregating $34,646 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of each Fund:

                                                                        YEAR ENDED                     YEAR ENDED
                                                                      AUGUST 31, 2000                AUGUST 31, 1999
                                                                ---------------------------    ---------------------------
                                       CALIFORNIA                 SHARES         AMOUNT          SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                  41,852,257   $ 292,236,044     45,976,683   $ 342,247,251
                                       -----------------------------------------------------------------------------------
                                        Class B                     928,140       6,523,582      1,639,123      12,318,577
                                       -----------------------------------------------------------------------------------
                                        Class C                   7,521,626      51,939,564     17,067,961     127,179,449
                                       -----------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   3,063,597      21,489,351      4,853,940      36,260,336
                                       -----------------------------------------------------------------------------------
                                        Class B                     121,036         849,862        177,591       1,327,526
                                       -----------------------------------------------------------------------------------
                                        Class C                      14,985         104,362         21,587         160,308
                                       -----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                 (60,415,096)   (422,766,421)   (58,929,445)   (438,610,546)
                                       -----------------------------------------------------------------------------------
                                        Class B                  (1,637,052)    (11,437,664)    (1,112,823)     (8,321,482)
                                       -----------------------------------------------------------------------------------
                                        Class C                  (7,358,755)    (50,978,317)   (17,410,337)   (129,852,581)
                                       -----------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                     177,952       1,263,538        121,234         902,873
                                       -----------------------------------------------------------------------------------
                                        Class B                    (177,703)     (1,263,538)      (121,104)       (902,873)
                                       -----------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $(112,039,637)                 $ (57,291,162)
                                       -----------------------------------------------------------------------------------

                                                                        YEAR ENDED                   YEAR ENDED
                                                                      AUGUST 31, 2000              AUGUST 31, 1999
                                                                 -------------------------    -------------------------
                                       FLORIDA                     SHARES        AMOUNT         SHARES        AMOUNT
                                       SHARES SOLD
                                        Class A                     888,885   $  8,562,121     1,524,088   $ 15,773,305
                                       --------------------------------------------------------------------------------
                                        Class B                     191,064      1,835,639       232,626      2,416,099
                                       --------------------------------------------------------------------------------
                                        Class C                      31,992        311,244        70,061        717,627
                                       --------------------------------------------------------------------------------

                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                     174,415      1,670,704       331,344      3,412,968
                                       --------------------------------------------------------------------------------
                                        Class B                      10,109         96,605        14,650        150,422
                                       --------------------------------------------------------------------------------
                                        Class C                       1,761         16,862         1,210         12,352
                                       --------------------------------------------------------------------------------

                                        SHARES REDEEMED
                                        Class A                  (2,684,664)   (25,601,666)   (2,625,052)   (26,882,065)
                                       --------------------------------------------------------------------------------
                                        Class B                    (234,013)    (2,207,664)     (151,064)    (1,553,274)
                                       --------------------------------------------------------------------------------
                                        Class C                     (40,420)      (385,302)      (10,572)      (109,866)
                                       --------------------------------------------------------------------------------

                                        CONVERSION OF SHARES
                                        Class A                      32,791        324,375        28,736        323,333
                                       --------------------------------------------------------------------------------
                                        Class B                     (32,818)      (324,375)      (31,064)      (323,333)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $(15,701,457)                $ (6,062,432)
                                       --------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                        YEAR ENDED                   YEAR ENDED
                                                                      AUGUST 31, 2000              AUGUST 31, 1999
                                                                 -------------------------    -------------------------
                                       NEW YORK                    SHARES        AMOUNT         SHARES        AMOUNT
                                       SHARES SOLD
                                        Class A                   1,497,310   $ 14,978,014       867,377   $  9,422,179
                                       --------------------------------------------------------------------------------
                                        Class B                     130,880      1,322,273       392,447      4,258,841
                                       --------------------------------------------------------------------------------
                                        Class C                     118,704      1,185,701        91,939        999,679
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                     560,830      5,646,063     1,036,895     11,208,920
                                       --------------------------------------------------------------------------------
                                        Class B                      26,833        270,354        45,664        493,761
                                       --------------------------------------------------------------------------------
                                        Class C                       9,839         98,947        16,929        182,758
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                  (5,854,649)   (58,917,789)   (3,003,371)   (32,158,950)
                                       --------------------------------------------------------------------------------
                                        Class B                    (312,569)    (3,111,859)     (169,451)    (1,828,820)
                                       --------------------------------------------------------------------------------
                                        Class C                    (176,069)    (1,760,969)      (59,603)      (637,792)
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                      50,729        516,097        46,258        499,311
                                       --------------------------------------------------------------------------------
                                        Class B                     (48,014)      (516,097)      (46,187)      (499,311)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $(40,289,265)                $ (8,059,424)
                                       --------------------------------------------------------------------------------

                                                                             YEAR ENDED                YEAR ENDED
                                                                          AUGUST 31, 2000           AUGUST 31, 1999
                                                                       ----------------------    ----------------------
                                       OHIO                             SHARES      AMOUNT        SHARES      AMOUNT
                                       SHARES SOLD
                                        Class A                         130,232   $ 1,278,648     384,038   $ 4,032,810
                                       --------------------------------------------------------------------------------
                                        Class B                         119,908     1,177,156     358,864     3,737,265
                                       --------------------------------------------------------------------------------
                                        Class C                         114,787     1,124,383     114,690     1,166,432
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                          68,360       668,262      92,021       956,452
                                       --------------------------------------------------------------------------------
                                        Class B                          27,467       268,329      29,870       310,168
                                       --------------------------------------------------------------------------------
                                        Class C                           4,906        47,941       3,403        35,347
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                        (836,786)   (8,198,670)   (449,227)   (4,652,503)
                                       --------------------------------------------------------------------------------
                                        Class B                        (259,379)   (2,527,293)   (167,989)   (1,724,021)
                                       --------------------------------------------------------------------------------
                                        Class C                         (71,808)     (699,860)    (24,696)     (255,527)
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                          39,401       388,528       4,514        46,795
                                       --------------------------------------------------------------------------------
                                        Class B                         (39,425)     (388,528)     (4,517)      (46,795)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS                $(6,861,104)              $ 3,606,423
                                       --------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Funds have entered into arrangements with their
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the period, the Funds custodian and transfer agent fees were reduced as follows:

                                                                                     CUSTODIAN   TRANSFER AGENT
                                                                                     ---------   --------------
                                       California                                     $19,736       $52,733
                                       Florida                                          1,677         5,384
                                       New York                                         6,122        14,548
                                       Ohio                                             1,040         2,564

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The Funds and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER STATE TAX-FREE INCOME SERIES

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Kemper State Tax-Free Income Series (comprising, respectively the Kemper California Tax-Free Income Fund, Kemper Florida Tax-Free Income Fund, Kemper New York Tax-Free Income Fund and Kemper Ohio Tax-Free Income Fund) (the Funds) as of August 31, 2000, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Kemper State Tax-Free Income Series at August 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the years then ended, and the financial highlights for each of the fiscal years since 1996 in conformity with accounting principles generally accepted in the United States.

                                                                       ERNST &
                                          YOUNG LLP
                                          Chicago, Illinois

                                          October 17, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

Of the dividends paid from net investment income of each Fund for the taxable year ended August 31, 2000, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                ELEANOR R. BRENNAN                MAUREEN E. KANE
Trustee                           Vice President                    Assistant Secretary
LEWIS A. BURNHAM                  MARK S. CASADY                    CAROLINE PEARSON
Trustee                           President                         Assistant Secretary
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President and Secretary      Assistant Treasurer
DONALD L. DUNAWAY                 ASHTON P. GOODFIELD
Trustee                           Vice President
ROBERT B. HOFFMAN                 JOHN R. HEBBLE
Trustee                           Treasurer
DONALD R. JONES                   ANN M. MCCREARY
Trustee                           Vice President
THOMAS W. LITTAUER                KATHRYN L. QUIRK
Trustee and Vice President        Vice President
SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         811 Main Street
                                      Kansas City, MO 64121
 .............................................................................................
TRANSFER AGENT                        STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Tax-Free Income Funds prospectus.
KSTIS - 2(10/25/00) 1122300
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)